                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant[X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Sunrise Assisted Living, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                         SUNRISE ASSISTED LIVING, INC.
                              7902 WESTPARK DRIVE
                                MCLEAN, VA 22102
                                 (703) 273-7500

                                 April 4, 2001

Dear Stockholder:

     You are cordially invited to attend the 2001 annual meeting of stockholders of Sunrise Assisted Living, Inc. to be held on Friday, May 11, 2001, at 9:00 a.m., at The Ritz-Carlton -- Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia.

     The annual meeting has been called for the following purposes:

          - to elect three directors for terms of three years each;

          - to approve the 2001 stock option plan;

          - to approve the employee stock purchase plan; and

          - to transact such other business as may properly come before the annual meeting or any adjournments or postponements.

     It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the annual meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope.

                                          Very truly yours,

                                          /s/ Paul J. Klaassen

                                          Paul J. Klaassen
                                          Chairman of the Board
                                            and Chief Executive Officer

                         SUNRISE ASSISTED LIVING, INC.
                              7902 WESTPARK DRIVE
                                MCLEAN, VA 22102
                                 (703) 273-7500
                            ------------------------

                    NOTICE TO ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 2001
                            ------------------------

     NOTICE IS HEREBY GIVEN that the 2001 annual meeting of stockholders of Sunrise Assisted Living, Inc. will be held at The Ritz-Carlton -- Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia on Friday, May 11, 2001 at 9:00 a.m., for the following purposes:

          (1) To elect three directors of Sunrise for three-year terms and until their successors shall have been elected and qualified;

          (2) To approve the 2001 stock option plan;

          (3) To approve the employee stock purchase plan; and

          (4) To transact such other business as may properly come before the meeting or any adjournments or postponements.

     The board of directors has fixed March 28, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements. Only stockholders of record at the close of business on that date are entitled to notice and to vote at the annual meeting. All stockholders are cordially invited to attend the annual meeting.

     In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned or postponed to permit further solicitation of proxies by Sunrise.

                                           By order of the board of directors

                                           /s/ Paul J. Klaassen

                                           Paul J. Klaassen
                                           Chairman of the Board
                                             and Chief Executive Officer

McLean, Virginia
April 4, 2001

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED, POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED PRIOR TO THE VOTING BY FILING WITH THE SECRETARY OF SUNRISE A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                         SUNRISE ASSISTED LIVING, INC.
                              7902 WESTPARK DRIVE
                                MCLEAN, VA 22102
                                 (703) 273-7500
                            ------------------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2001
                            ------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This proxy statement is furnished to stockholders of Sunrise Assisted Living, Inc. in connection with the solicitation by the board of directors of Sunrise of proxies to be used at the 2001 annual meeting of stockholders, to be held at The Ritz-Carlton -- Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia on Friday, May 11, 2001 at 9:00 a.m., and at any adjournments or postponements.

     If the enclosed form of proxy is properly executed and returned to Sunrise in time to be voted at the annual meeting, the shares represented by the proxy will be voted consistent with the instructions marked on the proxy. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (A) FOR THE ELECTION OF THE BOARD OF DIRECTORS' THREE NOMINEES AS DIRECTORS; (B) FOR APPROVAL OF THE 2001 STOCK OPTION PLAN AND
(C) FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN. If any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy will vote the shares represented by the proxies on the other matters as determined by a majority of Sunrise's board of directors. The presence of a stockholder at the annual meeting will not automatically revoke a stockholder's proxy. Stockholders may, however, revoke a proxy at any time prior to its exercise by filing with the secretary of Sunrise a written revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

     Sunrise will pay for the cost of soliciting proxies. In addition to soliciting proxies by mail, Sunrise, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. Sunrise also will request persons, firms and corporations holding shares in their names, or in the name of their nominees, to send proxy materials to and obtain proxies from beneficial owners and will reimburse these holders for their reasonable expenses in so doing. Sunrise also has retained Corporate Investor Communications, Inc., a proxy soliciting firm, to assist in soliciting proxies. Sunrise will pay Corporate Investor Communications a fee of $4,000, plus reimbursement of out-of-pocket expenses. It is anticipated that this proxy statement will be mailed to stockholders on or about April 4, 2001.

     The securities which can be voted at the annual meeting consist of shares of common stock of Sunrise, par value $.01 per share. Each share entitles its owner to one vote on all matters. Sunrise's certificate of incorporation does not provide for cumulative voting in the election of directors. The close of business on March 28, 2001 has been fixed by the board of directors as the record date for determination of stockholders entitled to vote at the annual meeting. The number of shares of common stock outstanding on that date was 21,627,582.

     The presence, in person or by proxy, of at least a majority of the outstanding shares of common stock is necessary to constitute a quorum at the annual meeting. Stockholders' votes will be tabulated by the persons appointed by the board of directors to act as inspectors of election for the annual meeting. Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the annual meeting. Abstentions will have the same effect as a negative vote on Proposals 2 and 3.

     A copy of Sunrise's annual report to stockholders for the year ended December 31, 2000 accompanies this proxy statement. SUNRISE IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 WITH THE SEC. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF SUNRISE'S 2000 ANNUAL REPORT ON

FORM 10-K, WITHOUT EXHIBITS, BY WRITING TO SUNRISE ASSISTED LIVING, INC., 7902 WESTPARK DRIVE, MCLEAN, VA 22102, ATTENTION: CORPORATE SECRETARY. SUNRISE WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Sunrise's certificate of incorporation provides for a minimum of two directors and a maximum of 11 directors. The board of directors of Sunrise currently consists of nine members. The directors are divided into three classes, each consisting of one-third of the total number of directors. The term of office of only one class expires in each year and their successors are elected for terms of three years and until their successors are elected and qualified. At the annual meeting, three directors will be elected, each for a three-year term. As described below, the board of directors' nominees are Paul
J. Klaassen, Craig R. Callen, and Peter A. Klisares. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD OF DIRECTORS' THREE NOMINEES FOR ELECTION AS DIRECTORS.

     Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of Messrs. Klaassen, Callen, and Klisares for three-year terms. The board of directors believes that these nominees will stand for election and will serve if elected as directors. However, if any person nominated by the board of directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of another person or persons as a majority of Sunrise's board of directors may recommend. Under Sunrise's bylaws, directors are elected by plurality vote.

INFORMATION AS TO NOMINEES AND OTHER DIRECTORS

     The following table sets forth certain information regarding the board of directors' three nominees for election as directors and those directors who will continue to serve as directors after the annual meeting.

                                      AGE AT
                                     MARCH 28,   DIRECTOR     FOR TERM        POSITION(S) HELD
                                       2001      SINCE (1)   TO EXPIRE          WITH SUNRISE
                                     ---------   ---------   ----------  --------------------------
NOMINEES:
-----------------------------------

Paul J. Klaassen (2)...............     43         1981         2004     Chairman of the Board and
                                                                         Chief Executive Officer
Craig R. Callen....................     45         1999         2004     Director
Peter A. Klisares..................     65         2000         2004     Director

                                                                TERM
CONTINUING DIRECTORS:                                         EXPIRES
-----------------------------------                          ----------
Ronald V. Aprahamian...............     54         1995         2002     Director
David G. Bradley...................     48         1997         2002     Director
Teresa M. Klaassen (2).............     45         1981         2002     Executive Vice President,
                                                                         Secretary and Director
Thomas J. Donohue..................     62         1995         2003     Director
David W. Faeder....................     44         1993         2003     Vice Chairman of the Board
                                                                         and Director
J. Douglas Holladay................     54         2000         2003     Director

---------------
(1) The dates shown reflect the year in which these persons were first elected as directors of Sunrise or its predecessors.

(2) Paul J. Klaassen and Teresa M. Klaassen are related as husband and wife.

     The principal occupations for the past five years of each of the three nominees for director and the six directors whose terms of office will continue after the annual meeting are set forth below.

     PAUL J. KLAASSEN, a co-founder of Sunrise, has served as chairman of the board and chief executive officer of Sunrise and its predecessor entities since 1981. He also served as president of Sunrise and its predecessor entities from 1981 through July 1997. Mr. Klaassen is the founding chairman of the Assisted Living Federation of America. He is a director of: ACSYS, Inc., an accounting and staffing firm; the Advisory Board Company; the U.S. Chamber of Commerce; and The National Chamber Foundation, an independent, nonprofit, public policy research organization affiliated with the U.S. Chamber of Commerce. He also is on the Board of Trustees of Marymount University and The Hudson Institute, a public policy think tank, and the Advisory Committee for the Department of Health Care Policy at Harvard University Medical School. Mr. Klaassen also serves on the editorial advisory boards of Contemporary Long Term Care, Retirement Housing Report, Assisted Living Today and Assisted Living Briefingmagazines

     CRAIG R. CALLEN is a managing director and the head of US Health Care Investment Banking at Credit Suisse First Boston, a subsidiary of Credit Suisse Group which acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ") in 2000. Prior to the acquisition, he was a managing director and co-head of health care investment banking at DLJ. Mr. Callen began his career with DLJ in 1984 and has advised health care companies exclusively since 1989. He is a graduate of Boston University and the Harvard University Graduate School of Business Administration.

     PETER A. KLISARES is a principal owner of MIGG Capital Investment Company and a business consultant. He was previously President and COO of Karrington Health, Inc. which was acquired by Sunrise in May 1995. Prior to his employment with Karrington Health, Inc., Mr. Klisares was employed with AT&T (Lucent) for 30 years. Currently, he serves on the boards of Huntington Bank, Dominion Homes and MPW Industrial Services. Under the terms of the merger agreement for the Karrington Health acquisition, Sunrise has appointed Mr. Klisares to Sunrise's board as the representative of JMAC, Inc., Karrington Health's largest stockholder. As long as JMAC, Inc. continues to beneficially own at least 500,000 shares of Sunrise common stock, Sunrise has agreed to re-nominate Mr. Klisares, or another nominee of JMAC, Inc. reasonably acceptable to Sunrise's directors, and solicit proxies for his reelection as a director.

     RONALD V. APRAHAMIAN is chairman of the board of Superior Consultant Holdings Corporation. Mr. Aprahamian served as chairman of the board and chief executive officer of The Compucare Company, a health care information technology company, from 1988 until October 1996. From May 1997 to September 1998, he was a consultant to Sunrise. Mr. Aprahamian also is a director of Metrocall, Inc., a paging company.

     DAVID G. BRADLEY is chairman and owner of the Advisory Board Company, a 750-person think tank and for-profit membership association in Washington, D.C., and owner of the National Journal, a Washington, D.C.-based public policy magazine. He also serves on the boards of directors of Georgetown University, MD Anderson Cancer Center, City of Hope National Medical Center and The Wolf Trap Foundation. Mr. Bradley previously worked at the White House, the White House Conference on Children and Youth and the Wall Street law firm of Cravath, Swaine & Moore.

     THOMAS J. DONOHUE is president and chief executive officer of the U.S. Chamber of Commerce. From 1984 to September 1997 he was president and chief executive officer of the American Trucking Association, the national trade organization of the trucking industry. Mr. Donohue is a director of: Marymount University; Union Pacific; Quest Communications; XM Satellite Radar Corporation; and The Hudson Institute.

     DAVID W. FAEDER is vice-chairman of the Sunrise board. He served as executive vice president and chief financial officer of Sunrise and its predecessor entities from 1993 to 1997. He was named president of Sunrise in July 1997, and served in that position until April 2000. Mr. Faeder was elected vice chairman of the Sunrise board, effective April 2000. From 1991 to 1993, Mr. Faeder was a vice president of CS First Boston Corporation, serving in both the investment banking and fixed income departments. From 1984 to 1991, Mr. Faeder served as a vice president of Morgan Stanley, where he worked in the Real Estate Capital Markets Group. Mr. Faeder is a director of IBS Interactive, Inc., a technology company.

     J. DOUGLAS HOLLADAY is a general partner in two private equity firms with offices in New York and Washington, D.C.: Park Avenue Equity Partners, LP and Thornton Group, LLC. Mr. Holladay has held senior positions with the international investment banking firm, Goldman, Sachs and Company; the State Department and the White House. While a diplomat, he was accorded the personal rank of ambassador. Mr. Holladay has served as an advisor and board member to numerous organizations, both private and public, including Morehouse College, Harvard University, Heidrick & Struggles and United Way International. Mr. Holladay holds degrees from the University of North Carolina, Princeton and Oxford University.

     TERESA M. KLAASSEN, a co-founder of Sunrise, has served as executive vice president and secretary of Sunrise and its predecessor entities since 1981. She currently serves as Sunrise's chief cultural officer, developing programs that help the company remain focused on its commitment to core values and principles of service. Ms. Klaassen is a founding member of the Assisted Living Federation of America, the largest assisted living trade association, and currently serves on the boards of directors of several long-term care organizations. She is a member of the Committee of 200, a leadership group of select U.S. corporate women; the Board of Trustees of the Merritt Academy; The Board of Trustees of George Mason University and the Women's Forum of Washington, D.C.

OTHER EXECUTIVE OFFICERS

     The principal occupation during the past five years of Sunrise's other executive officers follows:

     THOMAS B. NEWELL, 43, has been president of Sunrise since April 2000. Previously, he served as general counsel of Sunrise and president of Sunrise Development, Inc., Sunrise's development subsidiary, from January 1996 until April 1, 2000, and as an executive vice president of Sunrise from May 1996 until April 1, 2000. From 1989 to January 1996, Mr. Newell was a partner with the law firm of Watt Tieder & Hoffar, where his practice concentrated on all aspects of commercial and real estate development transactions and where he represented Sunrise for more than five years.

     BRIAN C. SWINTON, 56, has served as an executive vice president since May 1996. Effective April 1, 2000, he became president of Sunrise At-Home Senior Living, Inc. From January 1994 to April 1996, Mr. Swinton was a senior vice president of Forum Group, Inc., a developer and operator of retirement communities and assisted living facilities, where his responsibilities included marketing, sales and product development. From 1986 to 1994, Mr. Swinton served as vice president, sales, marketing and product development at Marriott International, where he was responsible for designing, developing, marketing and the initial operations of the Brighton Gardens assisted living concept.

     CHRISTIAN B.A. SLAVIN, 43, has served as an executive vice president of Sunrise since May 1999, and served as chief financial officer from May 1999 until April 1, 2000. From 1994 to May 1999, Mr. Slavin was a director of Prudential Securities, Inc., working both in real estate investment banking and mergers and acquisitions. Previously, he operated a mid-size fully integrated industrial real estate concern and a third party warehousing and logistics company.

     TIFFANY L. TOMASSO, 38, has served as an executive vice president since March 1998 and, effective April 1, 2000, she began serving as president of Sunrise's management services division. She joined Sunrise in 1993 as regional vice president in charge of developing assisted living facilities in New Jersey, Pennsylvania and Delaware, and was promoted in 1994 to senior vice president. Before 1993, Ms. Tomasso was vice president of operations for assisted living and healthcare at Presbyterian Homes of New Jersey. She previously served in a variety of long-term care administrator positions in facilities owned by HBA Management, Inc.

     Executive officers are elected annually and serve at the discretion of the board of directors.

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS AND NOMINATIONS BY STOCKHOLDERS

     During 2000, Sunrise's board of directors held five regular meetings and two special meetings. For the 2000 period, no director attended less than 75 percent of (a) the total number of meetings held by the board of directors and (b) the total number of meetings held by all committees of the board of directors on which the director served. Sunrise has the following standing committees of its board of directors:

     Executive Committee. The members of the executive committee are Messrs. Klaassen and Faeder and Ms. Klaassen. The executive committee has been delegated all of the powers of the board of directors, when the board of directors is not in session, to the extent permitted under the Delaware General Corporation Law. The executive committee did not hold any meetings during 2000, but entered into unanimous written consents of the committee in lieu of meetings.

     Audit Committee. The members of the audit committee are Messrs. Aprahamian, Donohue and Holladay, all of whom are independent directors. The audit committee makes recommendations concerning the engagement of Sunrise's independent auditors, reviews the results and scope of the annual audit and other services provided by Sunrise's independent auditors and reviews the adequacy of Sunrise's internal accounting controls. A report of the audit committee and the written audit committee charter are included in this annual proxy statement. The audit committee held four meetings during 2000.

     Compensation Committee. The members of the compensation committee are Messrs. Aprahamian, Callen and Donohue. The compensation committee makes recommendations to the full board of directors concerning salary and bonus compensation and benefits for the five most highly compensated executive officers of Sunrise. The compensation committee held seven meetings during 2000.

     Stock Option Committee. The members of the stock option committee are Messrs. Bradley, Callen and Donohue. The stock option committee has the power and authority to take all actions and make all determinations under Sunrise's stock option plans, including the grant of options. The stock option committee held seven meetings during 2000.

     Investment Committee. The investment committee was formed in 2000 for the principal purpose of advising and otherwise assisting the board in evaluating new ventures and investment opportunities. The members of the investment committee are Messrs. Faeder, Holladay and Callen. Mr. Faeder chairs the committee. The investment committee held no meetings during 2000.

     The entire board of directors of Sunrise acts as a nominating committee for selecting management's nominees for election as directors and has made its nominations for the annual meeting. Sunrise's bylaws require that stockholder nominations for directors be made by timely notice in writing to the secretary of Sunrise. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of Sunrise not less than 60 days prior to the meeting. However, if less than 75 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 15th day following the day on which notice of the date or public disclosure was made. Public notice of the expected date of the annual meeting was made on March 7, 2001 by the issuance of a press release. A stockholder's notice of nomination must set forth information specified in Sunrise's bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder. Sunrise's bylaws provide that no person may be elected as a director unless nominated in accordance with the procedures set forth in the bylaws.

COMPENSATION OF DIRECTORS

     Non-employee directors are reimbursed for expenses incurred in attending meetings of the board of directors. No fees are paid for attendance at board or committee meetings. However, Sunrise directors are typically granted stock options on an annual basis.

     In 2000, Mr. Aprahamian received a grant of ten-year non-qualified stock options for 11,000 shares of common stock at an exercise price of $12.38 per share. Mr. Bradley received a grant of ten-year non-qualified stock options for 7,000 shares of common stock at an exercise price of $12.38 per share. Mr. Callen received a grant of ten-year non-qualified stock options for 8,000 shares of common stock at an exercise price of $12.38 per share. Mr. Donohue received a grant of ten-year non-qualified stock options for 16,000 shares of common stock at an exercise price of $12.38 per share. J. Douglas Holladay received an initial grant in 2000 for 12,000 shares of common stock at an exercise price of $15.56 per share. Peter A. Klisares received and option grant for 5,000 shares of common stock at an exercise price of $15.56 per share.

     Sunrise entered into a consulting agreement with David W. Faeder, effective as of April 1, 2000. Under the consulting agreement, Mr. Faeder performs consulting services as and when reasonably requested by the chairman of the board and chief executive officer or by the president of Sunrise. The consulting agreement provides for Mr. Faeder to receive, during the term of the agreement, annual compensation of $205,000 and reimbursement of reasonable expenses incurred in connection with the performance of consulting services. The consulting agreement expires on March 31, 2003, unless extended or earlier terminated by the parties. Either party may terminate the consulting agreement upon 30 days' prior notice. Under the terms of the consulting agreement, all of Mr. Faeder's then existing options continue to vest and be exercisable or available as if his employment with Sunrise had continued through March 31, 2003. In addition, the consulting agreement provides that Mr. Faeder is entitled to the benefits under the senior executive severance plan, as described below, on the same basis as Sunrise's president.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth, for the years ended December 31, 2000, 1999 and 1998, the cash compensation paid by Sunrise, as well as other compensation paid or accrued during those years, to Sunrise's chief executive officer and each of the other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 2000.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                           COMPENSATION/
                                                                              AWARDS
                                                                           -------------
                                                                             SHARES OF
                                                                              COMMON
                                                ANNUAL COMPENSATION            STOCK        ALL OTHER
           NAME AND PRINCIPAL              -----------------------------    UNDERLYING     COMPENSATION
             POSITION(S)(1)                YEAR   SALARY ($)   BONUS ($)    OPTIONS (#)        ($)
           ------------------              ----   ----------   ---------   -------------   ------------
Paul J. Klaassen.........................  2000    $242,000     $37,500       350,000          $-0-
  Chairman of the Board                    1999     200,000      75,000           N/A           -0-
  and Chief Executive Officer              1998     200,000          --           N/A           -0-
Thomas B. Newell (3).....................  2000     215,600      37,500        85,000           -0-
  President                                1999     175,000      75,000        65,000           -0-
                                           1998     175,000          --       400,000(2)        -0-
Brian C. Swinton(4)......................  2000     197,000         -0-        60,000           -0-
  Executive Vice President                 1999     165,000      50,000        40,000           -0-
                                           1998     165,000          --       200,000(2)        -0-
Tiffany L. Tomasso(5)....................  2000     197,000      37,500        70,000           -0-
  Executive Vice President                 1999     165,000      50,000        65,000           -0-
  and President of Management              1998     165,000          --       430,000(2)        -0-
  Services Division
Christian B.A. Slavin (6)................  2000     197,000      37,500       145,000           -0-
  Executive Vice President and             1999     111,000          --       220,000           -0-
  President of Properties Division           --          --          --            --            --

---------------
(1) Reflects current positions held.

(2) Includes options repriced in 1998.

(3) Mr. Newell was elected president of Sunrise, effective April 1, 2000.

(4) Mr. Swinton is an executive vice president.

(5) Ms. Tomasso joined Sunrise in June 1993 and was promoted to executive vice president, operations in March 1998. Ms. Tomasso became president of Sunrise's management services division, effective April 1, 2000.

(6) Mr. Slavin joined Sunrise in May 1999 and became president of Sunrise's properties division, effective April 1, 2000.

OPTION GRANTS

     The following table contains certain information with respect to stock options granted in 2000 to each of the named executive officers of Sunrise. All options granted in 2000 were ten-year non-qualified options.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                           SHARES OF        % OF TOTAL      EXERCISE                 ANNUAL RATES OF STOCK PRICE
                         COMMON STOCK     OPTIONS GRANTED   OR BASE                 APPRECIATION FOR OPTION TERM
                          UNDERLYING       TO EMPLOYEES      PRICE     EXPIRATION   -----------------------------
         NAME           OPTIONS GRANTED   IN FISCAL YEAR     ($/SH)       DATE        5% ($)            10% ($)
         ----           ---------------   ---------------   --------   ----------   -----------       -----------
Paul J. Klaassen......      350,000(1)         18.4%         $17.00      9/11/10    $3,741,923        $9,482,768
Thomas B. Newell......       60,000(2)          3.2           12.38      2/25/10       466,954         1,183,354
                             25,000(2)          1.3           12.44      3/28/10       195,547           495,554
Christian B.A.
  Slavin..............       55,000(2)          2.9           12.38      2/25/10       428,041         1,084,741
                             15,000(2)          0.8           12.44      3/28/10       117,328           297,333
                             75,000(2)          3.9           26.31     11/24/10     1,241,084         3,145,151
Brian C. Swinton......       45,000(2)          2.4           12.38      2/25/10       350,216           887,515
                             15,000(2)          0.8           12.44      3/28/10       117,328           297,333
Tiffany L. Tomasso....       55,000(2)          2.9           12.38      2/25/10       428,041         1,084,741
                             15,000(2)          0.8           12.44      3/28/10       117,328           297,333

---------------
(1) These options vest 25% at the end of each calendar year beginning on December 31, 2000. Vesting is accelerated upon termination of Mr. Klaassen's employment agreement for other than "good cause" or by the executive for "good reason" or upon a "change in control" of Sunrise, as specified under Mr. Klaassen's employment agreement. See " Employment Agreement" below.

(2) These options vest over a four-year period. Vesting is accelerated if the options are not assumed in connection with any dissolution or liquidation of Sunrise, the sale of substantially all of Sunrise's assets, a merger, reorganization or consolidation in which Sunrise is not the surviving corporation or any other transaction (including, without limitation, a merger or reorganization in which Sunrise is the surviving corporation) approved by the Board which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of Sunrise.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to each of the named executive officers of Sunrise concerning the exercise of stock options during 2000, the number of securities underlying unexercised options at the 2000 year-end and the 2000 year-end value of all unexercised in-the-money options held by such individuals.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                            SHARES                               UNDERLYING               VALUE OF UNEXERCISED
                          ACQUIRED ON                      UNEXERCISED OPTIONS(#)      IN-THE-MONEY OPTIONS($)(1)
                           EXERCISE         VALUE        ---------------------------   ---------------------------
          NAME                (#)       REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            -----------   --------------   -----------   -------------   -----------   -------------
Paul J. Klaassen........        --         $    -0-         87,500        262,500      $  700,000     $2,100,000
Thomas B. Newell........        --              -0-        324,586        298,750       1,000,567      1,684,375
Brian C. Swinton........        --              -0-        201,250        178,750         307,656      1,135,781
Christian B.A. Slavin...    17,500          422,188         37,500        310,000             -0-      1,525,938
Tiffany L. Tomasso......        --              -0-        158,251        273,750         467,337      1,480,000

---------------
(1) Market values of underlying securities at exercise or year-end minus the exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, Messrs. Aprahamian, Donohue and Callen served on the Compensation Committee.

     Craig R. Callen, a current Sunrise director, is a managing director and the head of US Health Care Investment banking at Credit Suisse First Boston, a subsidiary of Credit Suisse Group which acquired Donaldson, Lfukin & Jenrette Securities Corporation in 2000. Prior to that acquisition, he was a managing director of Health Care Investment Banking at Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation provided financial advisory services to Sunrise during 2000.

     DLJ Capital Corporation is an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation. In 1998 and 1999, Sunrise entered into joint ventures with several affiliates of The Sprout Group, DLJ Capital Corporation and Donaldson, Lufkin & Jenrette Securities Corporation in order to raise up to $70.8 million in equity capital for the development of up to 37 assisted living projects in the United States, United Kingdom and Canada. Mr. Callen holds a 1.1375% membership interest in two of the U.S. joint ventures.

     The joint ventures have acquired or assumed purchase contracts for 26 properties, 15 in the United States, three in the United Kingdom and eight in Canada. As of December 31, 2000, Sunrise had provided $2.4 million of equity capital to the United Kingdom/Canadian joint venture with $26.5 million provided by the other Sprout Group affiliates. Sunrise has also committed to provide a revolving credit arrangement of up to approximately $4.7 million in principal to a subsidiary of the United Kingdom/Canadian joint venture. Interest on advances made under the credit arrangement accrues at a rate LIBOR + 2% for $1.4 million per annum and 12% per annum for the remaining amounts. As of December 31, 2000, the outstanding principal balance and unpaid accrued interest under the credit arrangement totaled approximately $5.1 million.

     In the United States, DLJ Capital Corporation (now Credit Suisse First Boston) affiliates have agreed to provide $15.5 million in equity capital to various joint ventures jointly owned and operated by Sunrise. Sunrise has agreed to provide up to $1.5 million of equity capital in these joint ventures. As of December 31, 2000, Sunrise had provided approximately $1.5 million, and the other investors have provided approximately $15.5 million, of equity capital to the various U.S. joint ventures. Sunrise has also entered into a revolving credit agreement with each of the U.S. joint ventures with principal amounts of approximately $7 million to $16 million. Interest on advances made under each of the credit arrangements accrues at a rate of 10% per annum. As of December 31, 2000, the outstanding principal balances and unpaid accrued interest under these credit arrangements totaled approximately $44.5 million.

     In addition to its equity capital investment, Sunrise provides management and development services to all the joint ventures on a contract-fee basis with rights to acquire assets in the future. Sunrise recognized management fees from the above-referenced joint ventures of $7.4 million in 2000.

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on Sunrise's common stock from May 31, 1996, the date Sunrise's common stock began trading on the Nasdaq National Market, through December 31, 2000, and through February 29, 2002, with the cumulative total return of the Standard and Poor's 500 Stock Index and the Peer Group Index, as defined below*. The graph assumes the investment of $100 in Sunrise's common stock on May 31, 1996. The initial public offering price of Sunrise's common stock was $20.00 per share.

                COMPARISON OF 55 MONTH CUMULATIVE TOTAL RETURN*
            AMONG SUNRISE ASSISTED LIVING, INC., THE S & P 500 INDEX
                                AND A PEER GROUP

Graph

                                                    SUNRISE ASSISTED
                                                      LIVING, INC.                  S & P 500                  PEER GROUP
                                                    ----------------                ---------                  ----------
5/96                                                     100.00                      100.00                      100.00
6/96                                                     120.00                      100.38                      119.11
9/96                                                     140.00                      103.48                      106.94
12/96                                                    139.38                      112.11                       99.33
3/97                                                     140.00                      115.12                      128.56
6/97                                                     175.00                      135.21                      173.65
9/97                                                     180.63                      145.34                      187.87
12/97                                                    215.63                      149.51                      214.71
3/98                                                     223.75                      170.37                      236.66
6/98                                                     171.88                      175.99                      195.37
9/98                                                     171.56                      158.49                      176.04
12/98                                                    259.38                      192.24                      209.36
3/99                                                     227.81                      201.82                      127.05
6/99                                                     174.38                      216.04                       92.12
9/99                                                     132.81                      202.56                       59.04
12/99                                                     68.75                      232.69                       46.71
3/00                                                      66.25                      238.03                       33.12
6/00                                                      92.50                      231.71                       18.61
9/00                                                     108.44                      229.46                       17.21
12/00                                                    125.00                      211.51                        9.30

- $100 INVESTED ON 5/31/96 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

     * The peer group index is composed of selected assisted living companies whose core business and size are comparable to Sunrise's. These companies are: Alternative Living Services, Inc., American Retirement Corporation, Assisted Living Concepts and CareMatrix Corporation.

REPORT ON EXECUTIVE COMPENSATION

     The board of directors and its compensation and stock option committees have prepared the following report on Sunrise's policies with respect to the compensation of executive officers for 2000.

     The board of directors makes all decisions on compensation of Sunrise's executive officers, other than stock options, based upon the recommendation of the compensation committee. The stock option committee makes decisions regarding the grant of stock options.

COMPENSATION OF EXECUTIVE OFFICERS

     The compensation policies of Sunrise are designed to enable Sunrise to attract, motivate and retain experienced and qualified executives. Sunrise seeks to provide competitive compensation. Sunrise's policy has been to provide a significant component of an executive officer's compensation through the grant of stock options. Sunrise believes that grants of stock options to executives, as well as to employees generally, help align the interests of these persons with the interests of Company's stockholders.

     The following describes in more specific terms the elements of compensation of executive officers for 2000:

     BASE SALARIES

     Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace for executive talent. Base salaries for executive officers are reviewed annually by the compensation committee and the board of directors based on various factors, including individual performance and responsibilities.

     BONUSES

     In 2000, bonuses were used to reward and compensate some employees for achieving certain goals set by Sunrise's management. Sunrise may use cash incentives from time to time to help motivate the attainment of management objectives.

     STOCK OPTIONS

     Stock options are considered an effective long-term incentive because gains are linked to increases in the stock value, which in turn provides stockholder gains. Stock options are granted by the stock option committee at an exercise price equal to the market price of the common stock at the date of the grant. The options typically vest in equal portions over a four-year period, and are exercisable within ten years from the date of grant. The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value to Sunrise's stockholders through appreciation of the stock price. Management of Sunrise believes that stock options have been helpful in attracting and retaining skilled executive personnel.

     Reflecting Sunrise's belief in the value and desirability of all employees having a proprietary interest in Sunrise, in 2000, Sunrise granted stock options covering a total of 1,902,999 shares of common stock to approximately 1,009 employees. This number includes options covering an aggregate of 710,000 shares of common stock granted to Messrs. Klaassen, Newell, Slavin and Swinton and Ms. Tomasso.

CEO'S COMPENSATION

     In September 2000, Mr. Klaassen entered into a written employment agreement with Sunrise. The agreement has a five-year term and may be extended on an annual basis for additional terms of five-years. Initial base salary is $300,000 per year, subject to annual review at or around January 1. In addition to his base salary, Mr. Klaassen is eligible to receive additional bonus compensation based on achievement of certain performance goals, as set and determined by the Compensation Committee. See "Employment Agreement" for additional information.

     Mr. Klaassen received a salary of $242,000 in 2000. In 2000, Mr. Klaassen received a bonus of $35,500 and a stock option grant to purchase a total of 350,000 shares of common stock. The compensation committee believes that the compensation paid to Mr. Klaassen during 2000 was commensurate with Sunrise's financial results and stock performance for the year.

EMPLOYMENT AGREEMENT

     Sunrise has entered into an employment agreement with Paul J. Klaassen, dated September 17, 2000, pursuant to which Mr. Klaassen serves as its chairman and chief executive officer. Mr. Klaassen's initial salary under the employment agreement is $300,000 per year, subject to annual review at or around January 1st of each calendar year. Mr. Klaassen also is eligible to receive an annual bonus based upon the achievement of performance goals established by the compensation committee of the board. Initially, the annual bonus is targeted at a minimum of $300,000.

     In addition, Mr. Klaassen and/or his family is entitled to medical insurance from Sunrise in accordance with its policies for employees, and to a fully-insured executive medical/dental plan providing supplemental coverage for him and his family for those items not covered under Sunrise's general health plan. Notwithstanding the termination of Mr. Klaassen's employment agreement for any reason, Sunrise provides Mr. Klaassen similar medical coverage to that described above until age 65. Sunrise also has agreed to pay the premiums on a "split dollar" life insurance policy equal to $150,000 per year for 12 years and to pay Mr. Klaassen an additional amount equal to the tax due to the income imputed to him as a consequence of such policy. Sunrise shall be entitled to recapture the cost of the premiums paid on the policy, to the extent and at such time as is permissible under the policy. As part of his employment agreement, Mr. Klaassen also was awarded an incentive stock option grant on September 11, 2000 for 350,000 shares of stock. This grant vests at the rate of 25% (87,500 shares per year) at the end of each calendar year beginning on December 31, 2000.

     The initial term of Mr. Klaassen's employment agreement is for five years, subject to annual renewal unless earlier terminated pursuant to its terms. Upon termination of Mr. Klaassen's employment agreement by Sunrise for good cause or by Mr. Klaassen for other than good reason, Sunrise is required to: (i) pay Mr. Klaassen, immediately after the date of termination, his accrued base salary and any bonus amount earned but not yet paid; (ii) make additional payments to Mr. Klaassen each year for three consecutive years equal to his annual salary and bonus for the year of termination; and (iii) provide to Mrs. Klaassen (and his children through their attainment of age 22), in the event of his death after termination of his employment agreement, and to Mr. Klaassen in the event of his disability after termination of his employment agreement, medical insurance through the date he would attain age 65. Sunrise would be required to make these payments to him or his estate. In addition, any stock options held by him would become fully vested.

     Upon a change in control of Sunrise, as defined in the employment agreement, Mr. Klaassen would be entitled to: (i) his base salary and annual bonus amount for the remaining term of his employment agreement; (ii) additional payments each year for three consecutive years equal to his annual salary and bonus for the year of termination; (iii) vesting of any stock options previously granted to him; and (iv) the severance amount payable to him under the Senior Executive Severance Plan in effect on the date his employment agreement was entered into. Sunrise also would be required to provide to Mrs. Klaassen (and children through their attainment of age 22), in the event of his death after termination of his employment agreement, and to him in the event of his disability after termination of his employment agreement, medical insurance through the date he would attain age 65. In addition, in recognition of Mr. Klaassen's services in connection with any corporate activity that constitutes a change in control, Sunrise also is required to pay Mr. Klaassen a lump sum concurrent with or as soon as practicable following a change in control, a disposition fee of 1% of Sunrise's enterprise value, defined as its market capitalization plus debt as of the date of the change in control. To the extent this amount is determined to be a golden parachute payment under section 280G of the Internal Revenue Code of 1986, as amended, Sunrise and its successors or assigns are required to pay to Mr. Klaassen an amount necessary to gross-up such amount for any taxes associated with such amount. Notwithstanding the foregoing, there shall not be a change in control if, in advance of such event, Mr. Klaassen agrees in writing that such event shall not constitute a change in control.

     Under Mr. Klaassen's employment agreement, Sunrise also has agreed to indemnify and hold Mr. Klaassen harmless from and against all claims, investigations, actions, awards and judgments, including costs and attorneys' fees, incurred by him in connection with acts or decisions made by him in good faith in his capacity as either a director or as an officer of Sunrise, so long as he reasonably believed that the acts or decisions were in the best interests of Sunrise.

COMPENSATION DEDUCTIBILITY POLICY

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations, no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. Under those provisions, however, there is no limitation on the deductibility of "qualified performance-based compensation." In general, Sunrise's policy is to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to Sunrise's executive officers.

                                           Respectfully submitted,

The Board of Directors                     Compensation Committee
Paul J. Klaassen, Chairman                 Thomas J. Donohue, Chairman
Ronald A. Aprahamian                       Ronald A. Aprahamian
Thomas J. Donohue                          Craig R. Callen
David W. Faeder
Teresa M. Klaassen
David G. Bradley
J. Douglas Holladay
Peter A. Klisares                          Stock Option Committee
Craig R. Callen
                                           Thomas J. Donohue, Chairman
                                           David G. Bradley
                                           Craig R. Callen

SENIOR EXECUTIVE SEVERANCE PLANS

     Effective as of February 25, 2000, the Sunrise board of directors adopted senior executive severance plans under which designated executive officers of Sunrise are eligible to receive severance benefits if such executive officer's employment with Sunrise is terminated by the executive officer within two years after a "change in control" for "good reason" or if, following a change in control, the executive officer's employment is terminated by Sunrise for any reason other than for "cause." Each of the named executive officers is eligible to participate under these plans.

     For purposes of the plans, a "change in control" means, generally, the acquisition by a third party of more than 50% of the outstanding common stock of Sunrise or of the combined voting power of all voting securities of Sunrise entitled to vote generally in the election of directors, a change in the composition of the board of directors of Sunrise whereby the members of the Sunrise board on the effective date of the plans, or any successor board member approved by a majority of the then-existing Sunrise board members, cease to constitute at least a majority of the board of directors or a liquidation of dissolution of Sunrise approved by Sunrise' stockholders. A change of control also will be deemed to occur upon the consummation of a reorganization, merger, consolidation or sale or other disposition of substantially all of the assets of Sunrise, unless, following the transaction, the holders of the outstanding common stock and voting securities of Sunrise immediately prior to the transaction beneficially own more than 50% of the outstanding common stock and voting securities of the resulting entity, no person or entity who did not previously beneficially own 35% or more of the outstanding common stock or voting securities of Sunrise beneficially owns 35% or more of the outstanding common stock or voting securities of the resulting entity and at least a majority of the members of the Sunrise board prior to the transaction continue to serve as members of the board of the resulting entity.

     Under the plans, "good reason" means, generally, a reduction in the executive officer's salary, benefits or bonus eligibility, other than reductions also generally applicable to peer employees, a substantial reduction in the employee's responsibilities or areas of supervision or an office relocation outside the metropolitan area in which the office of the executive officer was previously located. "Cause" is generally deemed to exist if the executive officer is convicted of fraud or theft against Sunrise or a crime involving moral turpitude, if the employee is found to have compromised trade secrets or other valuable proprietary information of Sunrise, or if the employee has engaged in gross or willful misconduct that causes and will continue to cause in the future substantial and material harm to the business and operations of Sunrise or any of its affiliates.

     The amount of the severance benefit payable to a named executive officer (other than the chief executive officer) under the plans generally equals the sum of (a) the accrued obligations of Sunrise to the executive officer as of the date of termination of the executive officer's employment, (b) three times the sum of the executive officer's annual base salary, which is calculated as the greater of the annual base salary payable to the executive officer at the time of termination of employment or twelve times the employee's highest monthly base salary paid or payable to the executive officer in respect of the twelve-month period immediately preceding the month of termination, and the executive officer's annual bonus, which is calculated as the highest amount paid to the executive officer as bonus payments in a single year during the last three full fiscal years before the date of termination of employment, and (c) an additional amount based on a Black-Scholes value methodology for unexercised options previously granted to the executive officer with exercise prices in excess of $24.00. In the case of the chief executive officer, instead of any amount under
(c) above, the chief executive officer would be entitled to receive an amount equal to 0.5% of the total enterprise value of Sunrise based upon the value realized in the "change in control" transaction. If the payments to an executive officer, including the chief executive officer, constituted a "parachute payment," as defined in Section 280G of the Internal Revenue Code of 1986, as amended, and the executive officer would receive a greater payment after taxes if the payments were capped at three times the executive officer's annual compensation includible in the executive officer's taxable income for federal income tax purposes during the preceding five years, less $1.00, then the payment would be reduced to that amount. The severance payments are payable in a lump sum within thirty days of the date of termination.

     Under the plans, the executive officer and the executive officer's family also would be entitled to continued medical and other benefits for one year after the date of termination of the executive officer's employment with Sunrise unless they become otherwise eligible to receive similar benefits through another employer. The senior executive severance plans also effectively amend all stock option grants previously made to the executive officers covered by the plans to make them vest immediately prior to a change in control. The executive officers covered by the plans would not be obligated to seek further employment in order to mitigate the amount of severance payments.

     The severance plans terminate on February 25, 2005, but will be automatically extended if necessary in the event of a change in control during the term of the plans so that the plans will remain in full force and effect until two years after the change in control and until all payments have been made. Notwithstanding the foregoing, the board of directors may amend, suspend or terminate the plans at any time prior to commencement of a change in control transaction.

                         REPORT OF THE AUDIT COMMITTEE

     The audit committee oversees Sunrise's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

     The audit committee has reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Sunrise's accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards. In addition, the audit committee has discussed with the independent auditors the auditors' independence from management and Sunrise including the matters in the written disclosure required by the

Independent Standards Board and considered the compatibility of nonaudit services with the auditors' independence. A copy of Sunrise's written charter of the audit committee is attached as Exhibit C.

     The audit committee discussed with the Sunrise's internal and independent auditors the overall scope and plans for their respective audits. The audit committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Sunrise's internal controls, and the overall quality of Sunrise's financial reporting. The audit committee held four meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                           Respectfully Submitted,

                                           Ronald V. Aprahamian, Chairman
                                           Thomas J. Donohue
                                           J. Douglas Holladay

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Sunrise's directors, officers and beneficial owners of more than 10% of Sunrise's outstanding equity securities to file with the SEC initial reports of ownership of Sunrise's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to Sunrise for 2000, Sunrise believes that all Section 16(a) filing requirements for that year applicable to such persons were complied with on a timely basis, except that Mr. Klaassen was late in filing Form 4 to report two separate purchases of common stock.

CERTAIN TRANSACTIONS

     Sunrise leases the real property on which the Fairfax facility is located from Teresa M. Klaassen and Paul J. Klaassen under a 99-year ground lease entered into in June 1986. The ground lease provides for monthly rent of $21,272, as adjusted annually based on the consumer price index. Annual rent expense for 2000 was $262,000. Sunrise has subleased approximately 50% of the property subject to the ground lease to Sunrise Foundation, Inc., a not-for-profit organization operated by the Klaassens. Sunrise Foundation operates a school and day care center on the property. The sublease terminates upon expiration of the ground lease and provides for monthly rent equal to 50% of all of the rent payable under the ground lease. Sunrise Foundation also reimburses Sunrise for use of office facilities and support services. Reimbursements for 2000 were $131,000. Sunrise believes that the terms of the lease and sublease were no less favorable to Sunrise than those which it could have obtained from an unaffiliated third party.

     The Klaassens also lease real property located in Fairfax County, Virginia from Sunrise for use as a residence under a 99-year ground lease entered into in June 1994. The rent is $1.00 per month. This property is part of a parcel, which includes Sunrise's Oakton facility, that was previously transferred by the Klaassens to Sunrise in connection with a financing transaction. Rather than attempting to subdivide the parcel, which would have caused a significant delay in completing the financing transaction, Sunrise agreed to lease back the residence to the Klaassens as a condition to the transfer of the property.

     A company owned by Paul J. Klaassen owns an airplane used by Mr. Klaassen and, from time to time, other Sunrise employees for business travel. In April 2000, Sunrise reimbursed Potomac Pilots, the company that operates the airplane for Mr. Klaassen, $76,433 for fuel and other costs of operating the airplane for Sunrise business travel during 2000.

     For a description of certain other transactions involving Sunrise and its directors, see "Compensation Committee Interlocks and Insider Participation."

                                  APPROVAL OF
                             2001 STOCK OPTION PLAN
                                  (PROPOSAL 2)

     On March 19, 2001, the board of directors adopted the 2001 stock option plan, subject to approval of stockholders at the annual meeting. As of that date, there were approximately 1,309 directors, officers and employees of Sunrise and its subsidiaries who would be eligible to participate in the 2001 stock option plan.

     The principal provisions of the 2001 stock option plan are summarized below. This summary is not complete and is qualified in its entirety by the terms of the 2001 stock option plan, a copy of which is attached to this proxy statement as Exhibit A.

     DESCRIPTION OF 2001 STOCK OPTION PLAN

     The 2001 stock option plan will be administered by the stock option committee. A total of 750,000 shares of common stock will be reserved for issuance under the 2001 stock option plan. All directors, officers and employees of Sunrise or any subsidiary, and any consultant or adviser providing bona fide services to Sunrise or any subsidiary, whose participation in the 2001 stock option plan is determined by the stock option committee to be in the best interests of Sunrise will be eligible to receive option grants under the plan. The 2001 stock option plan does not have a termination date, but the grant of a qualified stock option within the meaning of Section 422 of the Internal Revenue Code may not occur more than ten years after March 19, 2001, the effective date of the plan. Only employees may be granted qualified stock options.

     The option exercise price of options granted under the 2001 stock option plan will be fixed by the stock option committee when the option is granted. However, the per share option exercise price may not be less than the fair market value of Sunrise common stock on the date of grant, as determined under the plan. Options to purchase no more than 250,000 shares of common stock may be granted to any one eligible individual annually, after the effective date of the 2001 stock option plan. The stock option committee may modify or waive any limitation or condition imposed at the time of grant on the vesting or exercise of an option, including to accelerate or extend the period during which an option may be exercised.

     No person may receive a qualified stock option if, at the time of grant, the person owns directly or indirectly more than 10% of the total combined voting power of Sunrise unless the option price is at least 110% of the fair market value of the common stock and the exercise period of the qualified stock option is by its terms limited to five years. There is also a $100,000 limit on the value of common stock, determined at the time of grant, covered by qualified stock options that first become exercisable by an optionee in any calendar year. No option granted to a reporting person under Section 16 of the Securities Exchange Act may be exercisable during the first six months after the date of grant.

     Payment for shares purchased under the 2001 stock option plan may be made:
(a) in cash; (b) if permitted by the option agreement, by exchanging shares of common stock with a fair market value equal to or less than the total option price plus cash for any difference; (c) if permitted by the option agreement, by delivery of a promissory note of the person exercising the option; (d) if permitted by the option agreement, by causing Sunrise to withhold shares of common stock otherwise issuable upon the exercise of the option; or (e) by a combination of the foregoing. Payment in full of the option price need not accompany the written notice of exercise if the notice directs that the stock certificate for the shares for which the option is exercised are to be delivered to a licensed broker acceptable to Sunrise as the agent for the individual exercising the option and, at the time the stock certificate is delivered, the broker pays to Sunrise the option price.

     In the event of stock splits, stock dividends, recapitalizations, combinations of shares and similar events, the 2001 stock option plan provides for adjustment of the number of shares available for grant, including the limitation on the number of shares subject to options that may be granted to eligible individuals, and the number of shares and the per share exercise price for shares subject to unexercised options. Upon any dissolution or liquidation of Sunrise, the sale of substantially all of Sunrise's assets, a merger, reorganization or consolidation in which Sunrise is not the surviving corporation or any other transaction approved by the board of directors which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of Sunrise, the 2001 stock option plan and the options granted under the plan will terminate, unless provision is made for the continuation of the plan, the assumption of outstanding options or the substitution of new options of the successor corporation or a parent or subsidiary.

     Options granted under the 2001 stock option plan generally are non-transferable except by will or by the laws of descent and distribution upon the death of the option holder.

     The board of directors may terminate or amend the 2001 stock option plan at any time. However, amendment or termination of the plan may alter or impair the rights or obligations under any option previously granted under the plan.

     Based on the closing price of $20.50 per share on March 19, 2001, the aggregate market value of the 750,000 shares of common stock reserved for issuance under the 2001 stock option plan is $15,375,000. In addition to the 2001 stock option plan, Sunrise has several other stock options plans adopted in prior years. A total of 7,323,910 shares are reserved for issuance under these plans, of which 7,122,738 shares have been granted, net of forfeitures, as of March 19, 2001. In January 1995, Sunrise also made a non-plan option grant to Mr. Faeder for 450,000 shares of common stock. As of December 31, 2000, all of these options had been exercised.

     FEDERAL INCOME TAX CONSEQUENCES

     The grant of an option will not be a taxable event for the optionee or Sunrise.

     Qualified Stock Options. An optionee will not recognize taxable income upon exercise of a qualified stock option, except that the alternative minimum tax may apply and any gain realized upon a disposition of shares of stock received upon the exercise of a qualified stock option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. Sunrise will not be entitled to any business expense deduction with respect to the exercise of a qualified stock option, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of Sunrise or a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period for exercise following termination of employment is extended to one year. In the case of an employee who dies, both the time for exercising qualified stock options after termination of employment and the holding period for stock received through the exercise of the option are waived.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the optionee will recognize ordinary income upon the disposition of the stock in an amount generally equal to the excess of the fair market value of the stock at the time the option was exercised over the option exercise price but not in excess of the gain realized on the sale. The balance of the realized gain, if any, will be capital gain. The employer corporation will be allowed a business expense deduction to the extent the optionee recognizes ordinary income subject to Section 162(m) of the Internal Revenue Code summarized below.

     If an optionee exercises a qualified stock option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment would not apply if the optionee had acquired the shares being transferred upon the exercise of a qualified stock option and had not satisfied the holding period requirement summarized above. If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise, other than minimum taxable income as discussed above, and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received upon the exercise of a qualified stock option or another statutory option as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

     If, as required under an option agreement, Sunrise withholds shares in payment of the option price for qualified options, the transaction should generally be treated as if the withheld shares had been sold in a disqualifying disposition after exercise of the option, so that the optionee will realize ordinary income with respect to such shares. The shares paid for by the withheld shares should be treated as having been received upon exercise of a qualified stock option, with the tax consequences described above. However, the Internal Revenue Service has not ruled on the tax treatment of shares received on exercise of a qualified stock option where the option exercise price is paid with withheld shares.

     Non-Qualified Options. Upon exercising a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date will be deferred, unless the optionee makes a special tax election within 30 days after exercise. Upon a subsequent sale or exchange of shares acquired upon the exercise of a non-qualified stock option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares. The tax basis of the shares generally would equal the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised.

     If the employer corporation complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income. Under
Section 162(m) of the Internal Revenue Code, if the optionee is the chief executive officer or one of the four other most highly compensated officers, then, unless specified exceptions apply, the employer is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent the compensation in the aggregate exceeds $1.0 million for the taxable year. The options are intended to comply with the exception to Section 162(m) for "performance-based" compensation.

     If the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualified options, no gain or loss will be recognized with respect to the shares surrendered regardless of whether the shares were acquired upon the exercise of a qualified option, and the optionee will be treated as receiving an equivalent number of shares upon the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares received following the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares will be equal to the amount included in the optionee's income.

     If, as required by an option agreement, Sunrise withholds shares in payment of the option price for non-qualified options or in payment of tax withholding, the transaction should generally be treated as if the withheld shares had been sold for an amount equal to the exercise price after exercise of the option.

     REASONS FOR OBTAINING STOCKHOLDER APPROVAL

     The board of directors has approved the 2001 stock option plan subject to stockholder approval at the annual meeting. Sunrise is submitting the 2001 stock option plan for stockholder approval at the annual meeting because stockholder approval is required to (a) qualify the 2001 stock option plan under Section 422 of the Internal Revenue Code relating to the grant of qualified stock options and (b) obtain a federal income tax deduction under Section 162(m) of the Internal Revenue Code for compensation recognized by optionees in connection with the exercise of options granted under the 2001 stock option plan.

     Section 422 of the Internal Revenue Code and applicable Treasury regulations condition qualified stock option treatment for option grants on stockholder approval of the stock option plan under which the qualified stock options are granted. Under Section 162(m) of the Internal Revenue Code and applicable Treasury regulations, no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. Under those provisions, however, there is no limitation on the deductibility of "qualified performance-based compensation." To satisfy this definition: (a) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (b) the performance goals under which compensation is paid must be established by a compensation committee having the authority to establish and administer performance goals and comprised solely of two or more directors who qualify as "outside directors" for purposes of the exception; (c) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of Sunrise before payment is made in a separate vote; and (d) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied. Under applicable Treasury regulations, in the case of compensation attributable to stock options, the performance goal requirement, summarized in (a) above, and the stockholder approval requirement, summarized in (c) above, are deemed satisfied, and the certification requirement, summarized in (d) above, is inapplicable, if: (a) the grant or award is made by a compensation committee satisfying the above requirements; (b) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified time period to an employee; (c) the option exercise price equals or exceeds the fair market value of the stock on the date of grant; and (d) the stock option plan is approved by stockholders.

     Sunrise has in the past used stock options as an important device to motivate and reward its employees and employees of its subsidiaries, and believes that equity incentives represented by stock options enhance its ability to attract and retain key personnel.

     REQUIRED VOTE

     The approval by the affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the annual meeting is required to approve the 2001 stock option plan. Abstentions will have the same effect as a negative vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2001 STOCK OPTION PLAN.

                                  APPROVAL OF
                          EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 3)

     This section provides a summary of the terms of the employee stock purchase plan and the proposal to approve the plan.

     The Board of Directors approved Sunrise's employee stock purchase plan on March 19, 2001, subject to approval of our stockholders at the annual meeting. We are asking our stockholders to approve the employee stock purchase plan as we believe the plan will be a valuable tool in motivating our employees. The purpose of the employee stock purchase plan is to enable eligible employees of Sunrise or any of its participating affiliates, through payroll deductions, to purchase shares of our common stock, to increase the employees' interest in our growth and success and encourage employees to remain in the employ of Sunrise or its participating affiliates. There are currently no participants in the employee stock purchase plan. Because the participation in the employee stock purchase plan is subject to the discretion of each eligible employee, the benefits or amounts that will be received by any participant or groups of participants if the employee stock purchase plan is approved are not currently determinable. On the record date, there were approximately eight executive officers and 5,441 employees of Sunrise and its subsidiaries who would be eligible to participate in the employee stock purchase plan.

     The principal provisions of the 2001 employee stock purchase plan are summarized below. This summary is not complete and is qualified in its entirety by the terms of the 2001 employee stock purchase plan, a copy of which is attached to this proxy statement as Exhibit B.

     DESCRIPTION OF THE PLAN

     A total of 300,000 shares of common stock are available for purchase by eligible employees of Sunrise or any of its participating affiliates under the employee stock purchase plan. The shares of common stock issuable under the employee stock purchase plan may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

     The employee stock purchase plan permits eligible employees to elect to have a portion of their pay deducted by Sunrise to purchase shares of our common stock. In the event there is any increase or decrease in common stock without receipt of consideration by Sunrise (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the employee stock purchase plan. Sunrise will determine the length and duration of the periods during which payroll deductions will be accumulated to purchase shares of common stock. Each period is known as an offering period. The first offering period is expected to begin July 1, 2001.

     Administration. The employee stock purchase plan will be administered by the compensation committee. The compensation committee has the authority to interpret the employee stock purchase plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the employee stock purchase plan. All of the compensation committee's determinations will be final and binding.

     Eligibility. Any employee of Sunrise or its participating affiliates may participate in the employee stock purchase plan, except the following, who are ineligible to participate: (i) an employee whose customary employment is less than 20 hours per week and (ii) an employee who, after exercising his or her rights to purchase stock under the employee stock purchase plan, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of Sunrise. An employee must be employed on the last day of the offering period in order to acquire stock under the employee stock purchase plan unless the employee has retired, died or become disabled, been laid off or is on an approved leave of absence.

     Participation Election. An eligible employee may become a participant in the employee stock purchase plan by completing an election to participate in the employee stock purchase plan on a form provided by Sunrise and submitting that form to Sunrise's payroll department. The form will authorize Sunrise to have deductions, but not less than $10.00 per pay period, made from pay on each pay day following enrollment in the employee stock purchase plan. The deductions or contributions will be credited to the employee's account under the employee stock purchase plan. An employee may not during any offering period change his or her percentage of payroll deduction or contribution for that offering period, nor may an employee withdraw any contributed funds other than by terminating participation in the employee stock purchase plan (as described below). A participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next offering period, by delivering to Sunrise a new form regarding election to participate in the employee stock purchase plan. A participating employee may terminate payroll deductions or contributions at any time.

     If in any purchase or offering period the number of unsold shares that may be made available for purchase under the employee stock purchase plan is insufficient to permit eligible employees to exercise their rights to purchase shares, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately.

     Purchase Price. Rights to purchase shares of our common stock will be deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share (the "Purchase Price") will be set by the compensation committee. The Purchase Price for an offering period may not be less than 85% of the fair market value of our common stock on the first trading day of the offering period or the last trading day of the purchase period set by the compensation committee ("Purchase Date"), whichever is lower; provided that in no event may the Purchase Price be less than the par value of the common stock.

     Purchase Limit. No employee may purchase common stock in any calendar year under the employee stock purchase plan and all other "employee stock purchase plans" of Sunrise and any parent or subsidiary having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the offering period. Sunrise may also impose a limitation on the number or value of shares of common stock an employee may purchase during an offering period.

     Purchase of Common Stock. On the Purchase Date, a participating employee will be credited with the number of whole shares of common stock purchased under the employee stock purchase plan for such period. Common stock purchased under the employee stock purchase plan will be held in the custody of an agent designated by Sunrise. The agent may hold the common stock purchased under the employee stock purchase plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, at any time two years following his or her purchase of shares under the employee stock purchase plan, by written notice instruct the agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee. Sunrise may also elect to impose a holding period requirement of up to two years from the Purchase Date for shares of common stock purchased by participating employees under the employee stock purchase plan.

     Termination of Participation. A participating employee will be refunded all monies in his or her account, and his or her participation in the employee stock purchase plan will be terminated, if: (i) the employee ceases to be eligible to participate in the employee stock purchase plan, or (ii) the employee voluntarily leaves the employ of Sunrise or a participating affiliate, other than by retirement prior to the Purchase Date. A participating employee's participation in the employee stock purchase plan will also terminate in the event that the board of directors elects to terminate the plan; provided, that, termination of the plan will not impair the vested rights of the participant.

     If a participating employee elects to terminate participation in the employee stock purchase plan, terminates participation because of his or her retirement or death, or terminates participation because of an involuntary termination of employment without cause, the employee (or his or her representative in the event of death) can choose to either: (i) purchase common stock on the Purchase Date with the amounts then accumulated in his or her account or (ii) have all monies in his or her account refunded.

     Lay-off, Authorized Leave of Absence or Disability. Payroll deductions may be suspended for a participating employee during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments to the employee stock purchase plan by the employee may continue to be made in cash. If the participating employee returns to active service prior to the Purchase Date, the employee's payroll deductions will be resumed. If the employee did not make periodic cash payments during the employee's period of absence, the employee may elect to either: (i) make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment; (ii) not to make up the deficiency in his or her account, in which event the number of shares to be purchased by the employee will be reduced to the number of whole shares which may be purchased with the amount, if any, credited to the employee's account on the Purchase Date; or (iii) withdraw the amount in the employee's account and terminate the employee's option to purchase. If a participating employee's period of lay-off, authorized leave of absence or disability terminates on or before the Purchase Date, and the employee has not resumed active employment with Sunrise or a participating affiliate, the employee will receive a distribution of his or her account.

     Transferability of Shares. No participating employee may assign his or her rights to purchase shares of common stock under the employee stock purchase plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of common stock under the employee stock purchase plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

     Amendment of Plan. The board of directors may, at any time, amend the employee stock purchase plan in any respect; provided, however, that without approval of the stockholders of Sunrise, no amendment may be made (i) increasing the number of shares that may be made available for purchase under the employee stock purchase plan or (ii) changing the eligibility requirements for participating in the employee stock purchase plan. No amendment may be made to the employee stock purchase plan that impairs the vested rights of participating employees.

     Termination of Plan. The board of directors may terminate the employee stock purchase plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the employee stock purchase plan shall, without further action of the board of directors, terminate at the earlier of (i) 10 years after adoption of the employee stock purchase plan by the Board of Directors and (ii) such time as all shares of common stock that may be made available for purchase under the employee stock purchase plan have been issued.

     Reorganizations. Upon a reorganization in which Sunrise is not the surviving corporation or a sale of assets or stock, the employee stock purchase plan and all rights outstanding shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation or assumption of the employee stock purchase plan, or for the substitution of the rights under the employee stock purchase plan with rights covering the stock of the successor corporation.

     No Employment Rights. Neither the employee stock purchase plan nor any right to purchase common stock under the employee stock purchase plan confers upon any employee any right to continued employment with Sunrise or a participating affiliate.

     FEDERAL INCOME TAX CONSEQUENCES

     The employee stock purchase plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the employee stock purchase plan are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase common stock (on the first day of an offering period) or when the right to purchase common stock is exercised (on the last day of the offering period).

     If the participating employee holds the common stock purchased under the employee stock purchase plan for at least two years after the first day of the offering period in which the common stock was acquired (the "Grant Date") and for at least one year after the common stock is purchased (the "Purchase Date"), when the participating employee disposes of the common stock, he or she will recognize as ordinary income an amount equal to the lesser of (i) the excess of the fair market value of the common stock on the date of disposition over the price paid for the common stock or (ii) the fair market value of the common stock on the Grant Date multiplied by the discount percentage for stock purchases under the employee stock purchase plan.

     If the participating employee disposes of the common stock within two years after the Grant Date or within one year after the common stock is purchased, he or she will recognize ordinary income equal to the fair market value of the common stock on the last day of the offering period in which the common stock was acquired less the amount paid for the common stock. The ordinary income recognition pertains to any disposition of common stock acquired under the employee stock purchase plan (such as by sale, exchange or gift).

     Upon disposition of the common stock acquired under the employee stock purchase plan, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the common stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the common stock for at least one year. Otherwise, the capital gain or loss will be short-term.

     If the participating employee satisfies the two-year holding period for common stock purchased under the employee stock purchase plan, Sunrise will not receive any deduction for federal income tax purposes with respect to that common stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, Sunrise will be entitled to a deduction in any amount equal to the amount that is considered ordinary income. Otherwise, the employee stock purchase plan has no tax effect on Sunrise.

     REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the annual meeting is required to approve the employee stock purchase plan. Abstentions will have the same effect as a negative vote. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The board of directors has appointed Ernst & Young LLP to act as Sunrise's independent public accountants for 2001. Representatives of Ernst & Young LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Ernst & Young LLP was first appointed to act as Sunrise's independent public accountants in November 1994.

     AUDIT FEES

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of Sunrise's annual financial statements for 2000 and the reviews of the financial statements included in Sunrise's Form 10-Qs for 2000 was $0.3 million.

     ALL OTHER FEES

     The aggregate fees billed by Ernst & Young LLP for all other services rendered by it to Sunrise for 2000 was $0.2 million. The audit committee of the board has considered whether the provision of the foregoing non-audit services by Ernst & Young, LLP is compatible with maintaining Ernst & Young's independence.

                           STOCK OWNED BY MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the common stock as of March 13, 2001 by (a) each director and nominee for director of Sunrise; (b) each named executive officer of Sunrise; and (c) all executive officers and directors of Sunrise as a group.

                  NAME AND POSITION(S)                     AMOUNT AND NATURE OF     PERCENT OF COMMON
                      WITH SUNRISE                        BENEFICIAL OWNERSHIP(1)   STOCK OUTSTANDING
                  --------------------                    -----------------------   -----------------
Paul J. Klaassen(2).....................................         3,013,780                13.9%
  Chairman of the Board and Chief
     Executive Officer
Teresa M. Klaassen(2)...................................         3,013,780                13.9%
  Executive Vice President and Secretary
David W. Faeder(3)......................................           397,917                 1.8%
  Vice Chairman of the Board
Thomas B. Newell(4).....................................           390,836                 1.8%
  President
Brian C. Swinton(5).....................................           236,250                 1.1%
  Executive Vice President
Christian B. A. Slavin (6)..............................            92,500                   *
  Executive Vice President and President of
     Properties Division
Tiffany L. Tomasso(7)...................................           207,650                 1.0%
  Executive Vice President and President of
     Management Services Division

                  NAME AND POSITION(S)                     AMOUNT AND NATURE OF     PERCENT OF COMMON
                      WITH SUNRISE                        BENEFICIAL OWNERSHIP(1)   STOCK OUTSTANDING
                  --------------------                    -----------------------   -----------------
Thomas J. Donohue(8)....................................           123,800                   *
  Director
Peter A. Klisares(9)....................................            39,907                   *
  Director
Ronald V. Aprahamian(10)................................           242,000                 1.1%
  Director
David G. Bradley(11)....................................            29,000                   *
  Director
Craig R. Callen(12).....................................            28,000                   *
  Director
J. Douglas Holladay (13)................................            19,000                   *
  Director
Executive officers and directors as a group
  (13 persons)(14)......................................         4,820,640                20.6%

---------------
 *   Less than one percent.

(1) Under Rule 13d-3 under the Securities Exchange Act of 1934, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of shares as to which such person has the right to acquire voting and/or investment power within 60 days.

(2) Represents 2,926,280 shares held jointly by the Klaassens, as tenants by the entireties (See "Principal Holders of Voting Securities" ) and includes 87,500 shares issuable to Mr. Klaassen upon the exercise of stock options that are exercisable within 60 days of March 13, 2001.

(3) Represents 397,917 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001.

(4) Represents 385,836 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001 and 5,000 shares of common stock held directly.

(5) Represents 236,250 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001.

(6) Represents 92,500 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001.

(7) Represents 207,650 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001.

(8) Represents 78,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001 and 45,800 shares of common stock held directly.

(9) Represents 36,664 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001 and 3,243 shares of common stock held directly.

(10) Represents 160,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001, 80,000 shares of common stock held directly, and 2,000 controlled through a trust.

(11) Represents 29,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001.

(12) Represents 28,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001.

(13) Represents 19,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001.

(14) Includes 1,758,317 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 13, 2001, 82,000 shares of common stock held directly or indirectly by Mr. Aprahamian, 45,800 shares of common stock held directly by Mr. Donohue, 3,243 shares of common stock held directly by Mr. Klissares, 5,000 shares of common stock held directly by Mr. Newell, and the 2,926,280 shares beneficially owned jointly by Paul
     J. and Teresa M. Klaassen.

                       PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of March 13, 2001 with respect to the ownership of shares of Sunrise common stock by each person believed by management to be the beneficial owner of more than five percent of Sunrise's outstanding common stock. The information is based on the most recent
Schedule 13D or 13G filed with the SEC on behalf of such persons or other information made available to Sunrise. Except as otherwise indicated, the reporting persons have stated that they possess sole voting and sole dispositive power over the entire number of shares reported.

                   NAME AND ADDRESS OF                     AMOUNT AND NATURE OF   PERCENT OF COMMON
                    BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP   STOCK OUTSTANDING
                   -------------------                     --------------------   -----------------
Paul J. and Teresa M. Klaassen(1)........................       3,013,780               13.88%
  7902 Westpark Drive
  McLean, VA 22102
RS Investment Management Co.(2)..........................       3,721,250               17.21%
  388 Market Street
  Suite 200
  San Francisco, CA 94111
Brown Investment Advisory & Trust........................       1,881,704                8.70%
Company, and its wholly owned
subsidiary, Brown Advisory
Incorporated(3)
  19 South Street
  Baltimore, MD 21202
Essex Investment Management Co.(4).......................       1,270,720                5.88%
  125 High Street
  South Boston, MA 02110

---------------
(1) See "Stock Owned by Management."

(2) The amended Schedule 13G dated February 8, 2001 of RS Investment Management Co. LLC, RS Investment Management, Inc. and RS Emerging Growth Fund states that: (a) RS Investment Management Co. LLC has shared power to vote 3,721,250 shares and shared power to dispose of 3,721,250 shares; (b) RS Investment Management, Inc. has shared power to vote 2,749,800 and shared power to dispose of 2,749,800 shares; and (c) RS Emerging Growth Fund has shared power to vote 2,585,400 shares and shared power to dispose of 2,585,400 shares.

(3) The Schedule 13G dated December 31, 2001 of Brown Investment Advisory & Trust Company, and its wholly owned subsidiary, Brown Advisory Incorporated, states that: (a) Brown Investment Advisory & Trust Company has sole voting power to vote 823,934 shares and sole power to dispose of 882,504 shares; and (b) Brown Advisory Incorporated has sole voting power to vote 999,200 shares and sole power to dispose of 999,200 shares.

(4) The Schedule 13G dated February 12, 2001 of Essex Investment Management Company states that it has sole voting power of 996,270 shares and sole power to dispose of 1,270,720 shares.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2002 annual meeting must be received by Sunrise no later than December 15, 2001 under the proxy soliciting rules of the SEC in order to be considered for inclusion in Sunrise's proxy statement and form of proxy relating to the 2002 annual meeting. Nothing in this paragraph shall be deemed to require Sunrise to include in its proxy statement and proxy relating to the 2002 annual meeting any stockholder proposal which may be omitted from Sunrise's proxy materials under applicable regulations of the SEC in effect at the time such proposal is received. Under Sunrise's bylaws, any stockholder of Sunrise who intends to present a proposal for action at the 2002 annual meeting also must file a copy of the proposal with the secretary of Sunrise at least 60 days prior to the meeting. However, in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 15th day following the day on which such notice of the date or public disclosure was made.

                        OTHER BUSINESS TO BE TRANSACTED

     The board of directors does not know of any other matters to be presented for action by the stockholders at the annual meeting. If, however, any other matters not now known are properly brought before the meeting, the persons names in the accompanying proxy will vote such proxy in the manner determined by a majority of Sunrise's board of directors.

                                           By order of the board of directors

                                           /s/ Paul J. Klaassen

                                           Paul J. Klaassen
                                           Chairman of the Board
                                           and Chief Executive Officer

McLean, Virginia
April 4, 2001

                                                                       EXHIBIT A

                          SUNRISE ASSISTED LIVING, INC.
                             2001 STOCK OPTION PLAN

               SUNRISE ASSISTED LIVING, INC., a Delaware corporation (the "Corporation"), sets forth herein the terms of this 2001 Stock Option Plan (the "Plan") as follows:

1.      PURPOSE

               The Plan is intended to advance the interests of the Corporation and any subsidiary thereof within the meaning of Rule 405 of Regulation C under the Securities Act of 1933, as amended (the "Securities Act"), with the term "person" as used in such Rule 405 being defined as in Section 2(2) of the Securities Act (a "Subsidiary"), by providing eligible individuals (as designated pursuant to SECTION 4 below) with incentives to improve business results, by providing an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its Subsidiaries, and will encourage such eligible individuals to continue to serve the Corporation and its Subsidiaries, whether as an employee, as a director, as a consultant or advisor or in some other capacity. To this end, the Plan provides for the grant of stock options, as set out herein.

               This Plan provides for the grant of stock options (each of which is an "Option") in accordance with the terms of the Plan. An Option may be an incentive stock option (an "ISO") intended to satisfy the applicable requirements under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provision of any subsequently-enacted tax statute (the "Code"), or a nonqualified stock option (an "NSO"). An Option is an NSO to the extent that the Option would exceed the limitations set forth in SECTION 7 below. An Option is also an NSO if either (i) the Option is specifically designated at the time of grant as an NSO or not being an ISO or
(ii) the Option does not otherwise satisfy the requirements of Code Section 422 at the time of grant. Each Option shall be evidenced by a written agreement between the Corporation and the recipient individual that sets out the terms and conditions of the grant as further described in SECTION 8.

2.      ADMINISTRATION

        (a)    BOARD

               The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in SECTION 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final, binding and conclusive.

        (b)    ACTION BY COMMITTEE

               The Board from time to time may appoint a Stock Option Committee consisting of two or more members of the Board of Directors who, in the sole discretion of the Board, may be the same Directors who serve on the Compensation Committee, or may appoint the Compensation Committee to serve as the Stock Option Committee (the "Committee"). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in SECTION 2(a) above, as the Board shall determine, consistent with the Restated Certificate of Incorporation and By-Laws of the Corporation and applicable law. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

        (c)    NO LIABILITY

               No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

3.      STOCK

               The stock that may be issued pursuant to Options under the Plan shall be shares of common stock, par value $.01 per share, of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options under the Plan shall not exceed, in the aggregate, Seven Hundred Fifty Thousand (750,000) shares. If any Option expires or terminates, or is terminated or canceled, for any reason prior to exercise, the shares of Stock that were subject to the unexercised, forfeited, terminated or canceled portion of such Option shall be available immediately for future grants of Options under the Plan.

4.      ELIGIBILITY

        (a)    DESIGNATED RECIPIENTS

               Subject to the next sentence, Options may be granted under the Plan to (i) any director, officer or employee of the Corporation or any Subsidiary as the Board shall determine and designate from time to time or (ii) any consultant or advisor providing bona fide services to the Corporation or any Subsidiary (provided that such services must not be in connection with the offer or sale of securities in a capital-raising transaction) whose participation in the Plan is determined by the Board to be in the best interests of the Corporation and is so designated by the Board. Options granted to a full-time employee of the Corporation or a "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code shall be either ISOs or NSOs, as determined in the sole discretion of the Board, and Options granted to any other eligible individual shall be NSOs.

        (b)    SUCCESSIVE GRANTS

               An individual may hold more than one Option, subject to such restrictions as are provided herein.

5.      EFFECTIVE DATE AND TERM OF THE PLAN

        (a)    EFFECTIVE DATE

               The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of such effective date by the affirmative vote of stockholders who hold more than fifty percent (50%) of the combined voting power of the outstanding shares of voting stock of the Corporation present or represented and entitled to vote thereon at a duly constituted stockholders' meeting, or by consent as permitted by law. Upon approval of the Plan by the stockholders of the Corporation as set forth above, however, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Plan's effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Options granted hereunder shall be null and void and of no effect.

        (b)    TERM

               The Plan shall have no termination date, but no grant of an ISO may occur after the date that is ten years after the effective date.

6.      GRANT OF OPTIONS

        (a)    GENERAL

               Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, grant to such eligible individuals as the Board may determine (each of the whom is an "Optionee"), Options to purchase such number of shares of Stock on such terms and conditions as the Board may determine, including any terms or conditions that may be necessary to qualify such Options as ISOs under Section 422 of the Code. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

        (b)    LIMITATION ON GRANTS OF OPTIONS

               During any time when the Corporation has a class of equity security registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the maximum number of shares subject to Options that can be granted under the Plan to any executive officer of the Company or a Subsidiary, or to any other person eligible for a grant of an Option under
SECTION 4, is 250,000 shares per year (subject to adjustment as provided in SECTION 16(a) hereof).

7.      LIMITATIONS ON INCENTIVE STOCK OPTIONS

        (a)    PRICE AND DOLLAR LIMITATIONS

               An Option that is designated as being one that is intended to qualify as an ISO shall qualify for treatment as an ISO only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which all options that are intended to constitute "incentive stock options," within the meaning of Code Section 422, are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the
Code) does not exceed $100,000.

        (b)    PARACHUTE LIMITATIONS

               Notwithstanding any other provision of this Plan or of any other agreement, contract or understanding heretofore or hereafter entered into by the Optionee with the Corporation, except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the

Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in
Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments or benefits to or for the Optionee under this Plan, all Other Agreements and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Corporation under this Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by him without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment or benefit under this Plan, in conjunction with all other rights, payments or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments or benefits under this Plan, any Other Agreements and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

8.      OPTION AGREEMENTS

               All Options granted pursuant to the Plan shall be evidenced by agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9.      OPTION PRICE

               The purchase price of each share of Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement. The Option Price shall be not less than the greater of par value or 100 percent of the fair market value of a share of Stock on the date on which the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an ISO by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an ISO shall not be less than the greater of par value or 110 percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange or The Nasdaq Stock Market, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made.

10.     TERM AND EXERCISE OF OPTIONS

        (a)    TERM

               Upon the expiration of ten years from the date on which an ISO is granted or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option, that ISO shall be ineligible for treatment as an "incentive stock option," as defined in Section 422 of the Code, and shall be exercisable only as an NSO. In the event the Optionee otherwise would be ineligible to receive an "incentive stock option" by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), such ten year restriction on exercisability as an ISO shall be read to impose a five year restriction on such exercisability. If an Optionee shall terminate employment prior to the ten-year or five-year limitation described in the immediately preceding sentences, other than due to death, any outstanding ISO shall be ineligible for treatment as an "incentive stock option," as defined in Section 422 of the Code, and shall be exercisable only as an NSO, unless exercised within three months after such termination or, in the case of termination on account of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), within one year after such termination.

        (b)    OPTION PERIOD AND LIMITATIONS ON EXERCISE

               Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and, to the extent that the Board determines and sets forth a termination date for such Option in the Option Agreement (including any amendment thereto), ending upon the stated expiration or termination date. The Board in its sole discretion may specify events or circumstances, including the giving of notice, which will cause an Option to terminate as set forth in the Option Agreement or in this Plan. Without limiting the foregoing but subject to the terms and conditions of the Plan, the Board may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding and may condition exercisability (or vesting) of an Option upon the attainment of performance objectives, upon continued service, upon certain events or transactions, or a combination of one or more of such factors, or otherwise, as set forth in the Option Agreement. Subject to the parachute payment restrictions under SECTION 7(b), however, the Board, in its sole discretion, may rescind, modify or waive any such limitation or condition on the exercise of an Option contained in any Option Agreement, so as to accelerate the time at which the Option may be exercised or extend the period during which the Option may be exercised. Notwithstanding any other provisions of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date on which the stockholders of the Corporation approve the Plan, as provided in SECTION 5 above.

        (c)    METHOD OF EXERCISE

               An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at the Corporation's principal office, addressed to the attention of the President, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Option Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents;
(ii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in accordance with SECTION 9) on the date of exercise; (iii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the person exercising the Option to the Corporation on such terms as shall be set out in such Option Agreement; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by causing the Corporation to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option equal in value to the Option Price or portion thereof to be satisfied pursuant to this clause (iv); or (v) by a combination of the methods described in (i), (ii), (iii) and (iv). An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or Stock certificates evidencing his ownership of such shares. A separate Stock certificate or separate Stock certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is an ISO, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is an NSO. Unless otherwise stated in the applicable Option Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or stock dividend payments attributable to the subject shares or to direct the voting of the subject shares) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in SECTION 16 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

        (d)    DATE OF GRANT

               The date of grant of an Option under this Plan shall be the date as of which the Board approves the grant or such date as is specified by the Board.

11.     TRANSFERABILITY OF OPTIONS

               During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetence, the guardian or legal representative of the Optionee) may exercise the Option, except as otherwise specifically permitted by this SECTION 11. No Option shall be assignable or transferable other than by will or in accordance with the laws of descent and distribution; provided, however, subject to the terms of the applicable Option Agreement, and to the extent the transfer is in compliance with any applicable restrictions on transfers, an Optionee may transfer an NSO to a family member of the Optionee (defined as an individual who is related to the Optionee by blood, adoption, or marriage) or to a trust established and maintained for the benefit of the Optionee or a family member of the Optionee (as determined under applicable state law and the Code).

12.     TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP OF OPTIONEE

               In the Board's sole discretion, the Board may include language in an Option Agreement providing for the termination of any unexercised Option in whole or in part upon or at any time after the termination of employment or other relationship of the Optionee with the Corporation or a Subsidiary (whether as an employee, a director, a consultant or advisor providing bona fide services to the Corporation or a Subsidiary, or otherwise). Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship of the Optionee with the Corporation or a Subsidiary for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

13.     USE OF PROCEEDS

               The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Options granted under the Plan shall constitute general funds of the Corporation.

14.     REQUIREMENTS OF LAW

               The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the Optionee, the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory or self-regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon the exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered thereby, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option or to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.     AMENDMENT AND TERMINATION OF THE PLAN

               The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted. The Corporation may retain the right in an Option Agreement to convert an ISO into an NSO. The Corporation may also retain the right in an Option Agreement to cause a forfeiture of the shares of Stock or gain realized by a holder of an Option (a) if the holder violates any agreement covering non-competition with the Corporation or any Subsidiary or nondisclosure of confidential information of the Corporation or any Subsidiary, (b) if the holder's employment is terminated for cause or (c) if the Board determines that the holder committed acts or omissions which would have been the basis for a termination of holder's employment for cause had such acts or omissions been discovered prior to termination of holder's employment. Furthermore, the Corporation may, in the Option Agreement, retain the right to annul the grant of an Option, if the holder of such grant was an employee of the Corporation or a Subsidiary and the holder's employment is terminated for cause, as defined in the applicable Option Agreement. Except as permitted under this SECTION 15 or
SECTION 16 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

16.     EFFECT OF CHANGES IN CAPITALIZATION

        (a)    CHANGES IN STOCK

               If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kind of shares for the acquisition of which Options may be granted under the Plan, and the limitations on the maximum number of shares subject to Options that can be granted to any individual under the Plan as set forth in SECTION 6(b) hereof, shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

        (b)    REORGANIZATION IN WHICH THE CORPORATION IS THE SURVIVING
               CORPORATION

               Subject to SUBSECTION ((c))(iv) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation. In the event of any distribution to the Corporation's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Corporation) without receipt of consideration by the Corporation, the Corporation may, in such manner as the Corporation deems appropriate, adjust
(i) the number and kind of shares subject to the outstanding awards and/or (ii) the exercise price of outstanding Options to reflect such distribution.

        (c) DISSOLUTION, LIQUIDATION, SALE OF ASSETS, REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING CORPORATION, ETC.

               The Plan and all Options outstanding hereunder shall terminate
(i) upon the dissolution or liquidation of the Corporation, (ii) upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, (iii) upon a sale of substantially all of the assets of the Corporation to another person or entity or (iv) upon a merger, consolidation or reorganization (or other transaction if so determined by the Board in its sole discretion) in which the Corporation is the surviving corporation, that is approved by the Board and that results in any person or entity (other than persons who are holders of Stock of the Corporation at the time the Plan is approved by the stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the

Corporation, except to the extent provision is made in writing in connection with any such transaction covered by clauses (i) through (iv) for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan and Options, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in SECTION 10(b) above), during such period occurring before such termination as the Board in its sole discretion shall determine and designate, and in any event immediately before the occurrence of such termination, to exercise such Option in whole or in part, to the extent that such Option was otherwise exercisable at the time such termination occurs, except that, by inclusion of appropriate language in an Option Agreement, the Board may provide that the Option may be exercised before termination without regard to any installment limitation or other condition on exercise imposed pursuant to SECTION 10(b) above. The Corporation shall send written notice of a transaction or event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

        (d)    ADJUSTMENTS

               Adjustments under this SECTION 16 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

        (e)    NO LIMITATIONS ON CORPORATION

               The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.     DISCLAIMER OF RIGHTS

               No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of or to maintain a relationship with the Corporation or any Subsidiary, or to interfere in any way with any contractual or other right or authority of the Corporation or any Subsidiary either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary. The obligation of the Corporation to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

18.     NONEXCLUSIVITY OF THE PLAN

               Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

19.     CAPTIONS

               The use of captions in this Plan or any Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Option Agreement.

20.     DISQUALIFYING DISPOSITIONS

               If Stock acquired by exercise of an ISO granted under this Plan is disposed of within two years following the date of grant of the ISO or one year following the transfer of the subject Stock to the Optionee (a "disqualifying disposition"), the holder of the Stock shall, immediately prior to such disqualifying disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Corporation may reasonably require.

21.     WITHHOLDING TAXES

               The Corporation shall have the right to deduct from payments of any kind otherwise due to an Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon the exercise of an Option under the Plan or in connection with the purchase of an Option by the Corporation. At the time of exercise, the Optionee shall pay to the Corporation any amount that the Corporation may reasonably determine to be necessary to satisfy such withholding obligation. The Board in its sole discretion may provide in the Option Agreement that, subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to the Corporation shares of Stock already owned by the Optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligations. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Corporation as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this SECTION 21 may only satisfy his or her withholding obligation with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

22.     OTHER PROVISIONS

               Each Option granted under the Plan may be subject to, and the Option Agreement relating to such Option may contain, such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions that are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Code or the regulations thereunder and shall not include any terms or conditions that are inconsistent therewith.

23.     NUMBER AND GENDER

               With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.     SEVERABILITY

               If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25.     GOVERNING LAW

               The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware (excluding its choice of law rules).

                                      * * *

                                                                       EXHIBIT B









                          SUNRISE ASSISTED LIVING, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                                TABLE OF CONTENTS


                                                                                   Page
                                                                                   ----
1.   DEFINITIONS................................................................... 1

2.   SHARES SUBJECT TO THE PLAN.................................................... 2

3.   ADMINISTRATION................................................................ 2

4.   INTERPRETATION................................................................ 2

5.   ELIGIBLE EMPLOYEES............................................................ 2

6.   PARTICIPATION IN THE PLAN..................................................... 3

7.   OFFERINGS..................................................................... 3

8.   OFFERING PERIODS AND PURCHASE PERIODS......................................... 3

9.   RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE............................... 3

10.  TIMING OF PURCHASE............................................................ 3

11.  PURCHASE LIMITATION........................................................... 4

12.  ISSUANCE OF STOCK CERTIFICATES AND SALE OF PLAN SHARES........................ 4

13.  WITHHOLDING OF TAXES.......................................................... 5

14.  ACCOUNT STATEMENTS............................................................ 5

15.  PARTICIPATION ADJUSTMENT...................................................... 5

16.  CHANGES IN ELECTIONS TO PURCHASE.............................................. 5

     a.     Ceasing Payroll Deductions or Periodic Payments........................ 5

     b.     Decreasing Payroll Deductions During a Purchase Period................. 6

     c.     Modifying Payroll Deductions or Periodic Payments at the Start of
            an Offering Period..................................................... 6

17.  VOLUNTARY TERMINATION OF EMPLOYMENT OR DISCHARGE.............................. 6

18.  RETIREMENT OR SEVERANCE....................................................... 6

19.  LAY-OFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY............................ 6

20.  DEATH......................................................................... 7

21.  FAILURE TO MAKE PERIODIC CASH PAYMENTS........................................ 8

22.  TERMINATION OF PARTICIPATION.................................................. 8

23.  ASSIGNMENT.................................................................... 8

24.  APPLICATION OF FUNDS.......................................................... 8

25.  NO RIGHT TO CONTINUED EMPLOYMENT.............................................. 8

26.  AMENDMENT OF PLAN............................................................. 9

27.  TERM AND TERMINATION OF THE PLAN.............................................. 9

28.  EFFECT OF CHANGES IN CAPITALIZATION........................................... 9

     a.     Changes in Stock....................................................... 9

     b.     Reorganization in Which the Company Is the Surviving Corporation....... 10

     c.     Reorganization in Which the Company Is Not the Surviving
            Corporation, Sale of Assets or Stock, and other Corporate
            Transactions........................................................... 10

     d.     Adjustments............................................................ 10

     e.     No Limitations on Company.............................................. 11

29.  GOVERNMENTAL REGULATION....................................................... 11

30.  STOCKHOLDER RIGHTS............................................................ 11

31.  RULE 16b-3.................................................................... 11

32.  PAYMENT OF PLAN EXPENSES...................................................... 11

                          SUNRISE ASSISTED LIVING, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



        The Board of Directors of the Company has adopted this Employee Stock Purchase Plan to enable eligible employees of the Company and its Participating Affiliates, through payroll deductions or other cash contributions, to purchase shares of the Company's Common Stock. The Plan is for the benefit of the employees of the Company and any Participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The provisions of the Plan are set forth below:

1.      DEFINITIONS

1.1.    "BOARD" means the Board of Directors of the Company.

1.2.    "CODE" means the Internal Revenue Code of 1986, as amended.

1.3. "COMMITTEE" means a committee of, and designated from time to time by resolution of, the Board.

1.4. "COMMON STOCK" means the Company's common stock, par value $0.01 per share.

1.5.    "COMPANY" means Sunrise Assisted Living, Inc.

1.6. "EFFECTIVE DATE" means March 19, 2001, the date the Plan is approved by the Board.

1.7. "FAIR MARKET VALUE" means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the exchange or market selected by the Board if there is more than one such exchange or market) on such date or, if such date is not a trading day, on the trading day immediately preceding such date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

1.8. "OFFERING PERIOD" means the period determined by the Committee pursuant to SECTION 8 during which payroll deductions or other cash payments are accumulated for the purpose of purchasing Common Stock under the Plan.

1.9. "PARTICIPATING AFFILIATE" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder).

1.10.   "PLAN" means the Sunrise Assisted Living, Inc. Employee Stock Purchase
        Plan.

1.11. "PURCHASE PERIOD" means the period designated by the Committee on the last trading day of which purchases of Common Stock are made under the Plan.

1.12. "PURCHASE PRICE" means the purchase price of each share of Common Stock purchased under the Plan.

2.      SHARES SUBJECT TO THE PLAN.

        Subject to adjustment as provided in SECTION 28 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is Three Hundred Thousand (300,000). The shares issuable under the Plan may, in the discretion of the Board, be authorized but unissued shares, treasury shares, or shares purchased on the open market.

3.      ADMINISTRATION.

        The Plan shall be administered under the direction of the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

4.      INTERPRETATION.

        It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Code, and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

5.      ELIGIBLE EMPLOYEES.

        Any employee of the Company or any of its Participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee whose customary employment is less than 20 hours per week; and (b) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular Participating Affiliate.

6.      PARTICIPATION IN THE PLAN.

        An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize: (i) payment of the Purchase Price by payroll deductions, and if authorized by the Committee, payment of the Purchase Price by means of periodic cash payments from participating employees, and (ii) the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of an Offering Period.

7.      OFFERINGS.

        At the time an eligible employee submits his or her election to participate in the Plan (as provided in SECTION 6 above), the employee shall elect to have deductions made from his or her pay on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. Pursuant to SECTION 6 above, the Committee shall also have the authority to authorize in the election form the payment for shares of Common Stock through cash payments from participating employees. An employee may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may an employee withdraw any contributed funds, other than in accordance with SECTIONS 16 through 22 below.

8.      OFFERING PERIODS AND PURCHASE PERIODS.

        The Offering Periods and Purchase Periods shall be determined by the Committee. The first Offering Period under the Plan shall commence on the date determined by the Committee. Each Offering Period shall consist of one or more Purchase Periods, as determined by the Committee.

9.      RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

        Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period. The Purchase Price of each share of Common Stock shall be determined by the Committee; provided, however, that the Purchase Price shall not be less than the lesser of 85 percent of the Fair Market Value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of the Purchase Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock.

10.     TIMING OF PURCHASE

        Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in SECTIONS 16 through 22 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Purchase Period (except as provided in SECTION 16 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in SECTION 15 below and subject to adjustment under SECTION 28 below.

11.     PURCHASE LIMITATION

        Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its Participating Affiliates shares of Common Stock having an aggregate Fair Market Value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period; provided, further, that the Committee may in its discretion, prior to the start of an Offering Period, set a limit on the number or value of shares of Common Stock an employee may purchase during the Offering Period. Effective upon the last trading day of the Purchase Period, a participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto except as otherwise provided in SECTION 12 below. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with SECTION 27 below.

12.     ISSUANCE OF STOCK CERTIFICATES AND SALE OF PLAN SHARES.

        On the last trading day of the Purchase Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Purchase Period. Shares purchased under the Plan will be held in the custody of an agent (the "Agent") appointed by the Board of Directors. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. The Committee shall have the right to require any or all of the following with respect to shares of Common Stock purchased under the
Plan:

               (i) that a participating employee may not request that all or part of the shares of Common Stock be reissued in the employee's own name and the stock certificates delivered to the employee until two years (or such shorter period of time as the Committee may designate) have elapsed since the first day of the Offering Period in which the shares were purchased and one year has elapsed since the day the shares were purchased (the "Section 423 Holding Period");

               (ii) that all sales of shares during the Section 423 Holding Period applicable to such shares be performed through a licensed broker acceptable to the Company; and

               (iii) that participating employees abstain from selling or otherwise transferring shares of Common Stock purchased pursuant to the Plan for a period lasting up to two years from the date the shares were purchased pursuant to the Plan.

13.     WITHHOLDING OF TAXES.

        To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

14.     ACCOUNT STATEMENTS.

        The Company will cause the Agent to deliver to each participating employee a statement for each Purchase Period during which the employee purchases Common Stock under the Plan, reflecting the amount of payroll deductions during the Purchase Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Purchase Period.

15.     PARTICIPATION ADJUSTMENT.

        If in any Purchase Period the number of unsold shares that may be made available for purchase under the Plan pursuant to SECTION 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to SECTION 10 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

16.     CHANGES IN ELECTIONS TO PURCHASE.

        a.      CEASING PAYROLL DEDUCTIONS OR PERIODIC PAYMENTS

               A participating employee may, at any time prior to the last trading day of the Purchase Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

               (i) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

               (ii) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

        b.      DECREASING PAYROLL DEDUCTIONS DURING A PURCHASE PERIOD

               A participating employee may decrease his or her rate of contribution once during a Purchase Period (but not below $10.00 per pay period) by delivering to the Company a new form regarding election to participate in the Plan under SECTION 6 above.

        c. MODIFYING PAYROLL DEDUCTIONS OR PERIODIC PAYMENTS AT THE START OF AN OFFERING PERIOD

               Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under SECTION 6 above.

17.     VOLUNTARY TERMINATION OF EMPLOYMENT OR DISCHARGE.

        In the event a participating employee voluntarily leaves the employ of the Company or a Participating Affiliate, otherwise than by retirement under a plan of the Company or a Participating Affiliate, or is discharged for cause prior to the last day of the Purchase Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

18.     RETIREMENT OR SEVERANCE.

        In the event a participating employee who has an option to purchase shares leaves the employ of the Company or a Participating Affiliate because of retirement under a plan of the Company or a Participating Affiliate, or because of termination of the employee's employment by the Company or a Participating Affiliate for any reason except discharge for cause, the participating employee may elect, within 10 days after the date of such retirement or termination, one of the following alternatives:

        (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

        (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

        In the event the participating employee does not make an election within the aforesaid 10-day period, he or she will be deemed to have elected subsection 18(b) above.

19.     LAY-OFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY.

        Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash.

        If such employee returns to active service prior to the last day of the Purchase Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Purchase Period, elect:

        (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

        (b) Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

        (c) Withdraw the amount in the employee's account and terminate the employee's option to purchase.

        A participating employee on lay-off, authorized leave of absence or disability on the last day of the Purchase Period shall deliver written notice to his or her employer on or before the last day of the Purchase Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and
(c) of this SECTION 19. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Purchase Period, whichever is earlier, the employee shall be deemed to have elected subsection 19(c) above.

        If the period of a participating employee's lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Purchase Period, and the employee shall not resume active employment with the Company or a Participating Affiliate, the employee shall receive a distribution in accordance with the provisions of SECTION 18 of this Plan.

20.     DEATH.

        In the event of the death of a participating employee while the employee's option to purchase shares is in effect, the legal representatives of such employee may, within three months after the employee's death (but no later than the last day of the Purchase Period) by written notice to the Company or Participating Affiliate, elect one of the following alternatives:

        (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

        (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

        In the event the legal representatives of such employee fail to deliver such written notice to the Company or Participating Affiliate within the prescribed period, the election to purchase shares shall terminate and the amount, then credited to the employee's account shall be paid to such legal representatives.

21.     FAILURE TO MAKE PERIODIC CASH PAYMENTS.

        Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan by the participating employee.

22.     TERMINATION OF PARTICIPATION.

        A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either
(a) the Board elects to terminate the Plan as provided in SECTION 27 below, or
(b) the employee ceases to be eligible to participate in the Plan under SECTION 5 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Offering Period.

23.     ASSIGNMENT.

        No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

24.     APPLICATION OF FUNDS.

        All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated.

25.     NO RIGHT TO CONTINUED EMPLOYMENT.

        Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its Participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its Participating Affiliates to terminate the employee's employment at any time.

26.     AMENDMENT OF PLAN.

        The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in SECTION 9 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in SECTION 1 above that may be made available for purchase under the Plan (except as provided in SECTION 28 below) or (b) changing the eligibility requirements for participating in the Plan. No amendment may be made that impairs the vested rights of participating employees.

27.     TERM AND TERMINATION OF THE PLAN.

        The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of such Effective Date by the affirmative vote of stockholders who hold more than fifty percent of the combined voting power of the outstanding shares of voting stock present or represented, and entitled to vote thereon at a duly constituted stockholders' meeting, or by consent as permitted by law, provided, however, that upon approval of the Plan by the stockholders of the Company, all rights to purchase shares granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan on or before one year after the Effective Date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

28.     EFFECT OF CHANGES IN CAPITALIZATION.

        a.      CHANGES IN STOCK.

               If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of the Common Stock of the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which rights are outstanding under the Plan, and (ii) the Purchase Price per share.

        b.  REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING
            CORPORATION.

               Subject to SECTION c, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

        c. REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION, SALE OF ASSETS OR STOCK, AND OTHER CORPORATE TRANSACTIONS.

               Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period and the Purchase Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with SECTION 12 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees at least ten (10) days prior to the date upon which the Plan will be terminated.

        d.  ADJUSTMENTS.

               Adjustments under this SECTION 28 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

        e.  NO LIMITATIONS ON COMPANY.

               The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

29.     GOVERNMENTAL REGULATION.

        The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

30.     STOCKHOLDER RIGHTS.

        Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

31.     RULE 16B-3.

        Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

32.     PAYMENT OF PLAN EXPENSES.

        The Company will bear all costs of administering and carrying out the Plan.

                                    *    *    *

                                                                       EXHIBIT C

                             AUDIT COMMITTEE CHARTER
                          SUNRISE ASSISTED LIVING, INC.

PURPOSE

The audit committee of the board of directors shall assist the board in monitoring (1) the integrity of the financial statements of the company, (2) the company's compliance with legal and regulatory requirements and (3) the independence and performance of the company's internal and external auditors.

COMPOSITION

Effective June 14, 2001, the membership of the audit committee shall consist of at least three members of the board of directors, who shall serve at the pleasure of the board of directors and be appointed by the full board of directors, and who shall meet the following criteria:

        1. Each member of the audit committee must be an "independent director" within the meaning of the applicable rules of The Nasdaq Stock Market, Inc. as in effect on June 14, 2001.

        2. Each member of the audit committee must be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement, or become able to do so within a reasonable period of time after his or her appointment to the audit committee.

        3. At least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        4. Notwithstanding paragraph 1, one director who is not independent as defined in the applicable rules of The Nasdaq Stock Market, Inc., and is not a current employee or an immediate family member of such employee, may serve on the audit committee, if the board, under exceptional and limited circumstances, determines that the membership on the committee by the individual is required by the best interests of the company and its stockholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Prior to June 14, 2001, the membership of the audit committee shall consist of at least two members of the board of directors, who shall serve at the pleasure of the board of directors and be designated by the full board of directors, and who shall be "independent directors" within the meaning of the applicable rules of The Nasdaq Stock Market, Inc. an in effect prior to that date.

RESPONSIBILITIES

In meeting its responsibilities, the audit committee is expected to:

        1.      Make regular reports to the board.

        2. Review and reassess the adequacy of the committee's charter annually and recommend any proposed changes to the board of directors for approval.

        3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the company's system of internal controls.

        4. Determine whether to recommend to the board of directors that the annual audited financial statements be included in the company's annual report on Form 10-K.

        5. Review with management and the company's independent auditors any significant financial reporting issues raised by them in connection with the preparation of the company's annual audited financial statements.

        6. Review proposed major changes to the company's auditing and accounting principles and practices that are brought to the attention of the audit committee by independent auditors, internal auditors or management.

        7. Recommend to the board of directors the independent auditors to be engaged.

        8. Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the company, consistent with Independence Standards Board Standard 1.

        9. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

        10. Take, or recommend that the full board of directors take, appropriate action to oversee the independence of the independent auditors.

        11. Review the performance of the independent auditors and, if so determined by the audit committee, recommend that the board replace the independent auditors.

        12. Review the appointment and replacement of the senior internal auditing executive, if any.

        13. Review any significant reports to management prepared by the internal auditing department, if any, and management's responses.

        14. Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

        15. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

        16. Review with the independent auditors any management letter provided or to be provided by the auditors and management's response to that letter.

        17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

        18. Review with the board as necessary in the audit committee's judgment the company's policies and procedures regarding compliance with applicable laws and regulations and with the company's code of conduct, if any.

        19. Review with counsel legal matters that are brought to the audit committee's attention and that may have a material impact on the financial statements, the company's compliance policies and material reports or inquiries received from regulatory bodies.

        20. Meet at least annually with the chief financial officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

POWERS

The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The committee may ask members of management or others to attend its meeting and provide pertinent information as necessary.

RELATIONSHIP WITH AUDITORS AND BOARD OF DIRECTORS

The company's independent auditors are ultimately accountable to the board of directors of the company and to the audit committee, as representatives of the stockholders of the company. The board of directors and the audit committee have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and independent auditors. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and independent auditors or to assure compliance with laws and regulations and the company's code of conduct, if any.

------------------------------------------------------
------------------------------------------------------

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
Solicitation, Voting and Revocability
  of Proxies...........................    1
Election of Directors..................    2
Executive Compensation and Other
  Information..........................    6
Report of the Audit Committee..........   14
Approval of 2001 Stock Option Plan.....   16
Approval of Employee Stock Purchase
  Plan.................................   19
Independent Public Accountants.........   23
Stock Owned by Management..............   23
Principal Holders of Voting
  Securities...........................   25
Date for Submission of Stockholder
  Proposals............................   26
Other Business to be Transacted........   27
Exhibit A -- 2001 Stock Option Plan....  A-1
Exhibit B -- Employee Stock Purchase
  Plan.................................  B-1
Exhibit C -- Audit Committee Charter...  C-1

---------------------------------------------
---------------------------------------------

------------------------------------------------------
------------------------------------------------------

                                PROXY STATEMENT

                         SUNRISE ASSISTED LIVING, INC.

                                 APRIL 4, 2001

------------------------------------------------------
------------------------------------------------------

                         SUNRISE ASSISTED LIVING, INC.
                  7902 WESTPARK DRIVE, MCLEAN, VIRGINIA 22102

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 11, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Sunrise Assisted Living, Inc. hereby appoints David W. Faeder and Thomas B. Newell, and each of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the 2001 annual meeting of stockholders to be held on May 11, 2001 at 9:00 a.m., local time, at the The Ritz-Carlton - Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia, and at any adjournments or postponements, upon the following matters:

1.   To elect three directors each for a three-year term:  Paul J. Klaasen
                                                           Craig R. Callen
                                                           Peter A. Klisares

  [ ] FOR all nominees listed (except as marked to the
  contrary below)
                                                              [ ] WITHHELD AUTHORITY
                                                              to vote for all nominees listed

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

2. To approve the 2001 Stock Option Plan.

  [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

--------------------------------------------------------------------------------

3. To approve the 2001 Employee Purchase Plan.

  [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

            (Continued and to be signed and dated on reverse side.)

                          .   FOLD AND DETACH HERE   .
                         (continued from reverse side)

This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND 3, AND IN THE MANNER RECOMMENDED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to its exercise.

If you receive more than one proxy card, please date, sign and return all cards in the accompanying envelope.

                                       DATED:
                                       -----------------------------------------
                                       -----------------------------------------
                                       -----------------------------------------
                                       (Please date and sign here exactly as
                                       name appears at left. When signing as
                                       attorney, administrator, trustee or
                                       guardian, give full title as such; and
                                       when stock has been issued in the name of two or more persons, all should sign.)